DELAWARE(SM)
INVESTMENTS
------------

Delaware Tax-Free Idaho Fund

Delaware Tax-Free Iowa Fund

Delaware Tax-Free Kansas Fund

Delaware Tax-Free Missouri Insured Fund

Delaware Montana Municipal Bond Fund

Delaware Tax-Free North Dakota Fund

Delaware Tax-Free Oregon Insured Fund

Delaware Tax-Free Wisconsin Fund



Tax-Exempt Income





[Tax-Exempt Income Artwork]





2000 SEMI-ANNUAL REPORT

TABLE OF CONTENTS
-----------------

Letter to Shareholders                                            1


Portfolio
Management Review                                                 3


Performance Summary

  Delaware Tax-Free
  Idaho Fund                                                      7

  Delaware Tax-Free
  Iowa Fund                                                       8

  Delaware Tax-Free
  Kansas Fund                                                     9

  Delaware Tax-Free
  Missouri Insured Fund                                          10

  Delaware Montana
  Municipal Bond Fund                                            11

  Delaware Tax-Free
  North Dakota Fund                                              12

  Delaware Tax-Free
  Oregon Fund                                                    13

  Delaware Tax-Free
  Wisconsin Fund                                                 15


Financial Statements

  Statements
  of Net Assets                                                  14

  Statement of Assets
  and Liabilities                                                25

  Statements of Operations                                       32

  Statements of Changes
  in Net Assets                                                  33

  Financial Highlights                                           35

  Notes to Financial
  Statements                                                     57

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment To Our Investors

Experienced

[] Our seasoned investment professionals average more than 15 years' experience.

[] For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments. We opened our first mutual fund in 1938.


Disciplined

[] We follow strict investment policies and clear buy/sell guidelines.

[] We strive to balance risk and reward in order to provide relatively conservative investment alternatives within any given asset class.


Consistent

[] We believe consistent processes are the best way to seek consistent investment performance.

[] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $47 billion in assets as of December 31, 1999.


Comprehensive

[] We offer more than 70 mutual funds in these asset classes.

       o Large-cap equity            o High-yield bonds

       o Mid-cap equity              o Investment grade bonds

       o Small-cap equity            o Municipal bonds (24 single-state funds)

       o International equity        o International fixed-income

       o Balanced

[] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.


(C)Delaware Distributors, L.P.

Dear Shareholder


"WE BELIEVE

FIXED-INCOME

INVESTMENTS PLAY AN

IMPORTANT ROLE IN

WELL-BALANCED

PORTFOLIOS."

March 22, 2000

Recap of Events - Economic activity in the United States continues to move along ahead of expectations. An improving global economic outlook further enhances the prospect of continued strong economic growth. During the last six months, U.S. interest rates, as measured by the Treasury bond market, rose and Treasury bond prices fell significantly. Interest rates rose for two reasons. First, there was a perception that inflation would increase. Second, the Federal Reserve was actively raising short-term interest rates. Each time Federal Reserve Chairman, Alan Greenspan, addressed the media and spoke of restrictive monetary policy, it tended to rattle the bond markets further.

The booming stock market, however, did heighten inflationary concerns during our fiscal period. The Federal Reserve responded by following up their interest rate increase on June 30, 1999, with four additional increases through March 21, 2000. As of this writing, the federal funds target rate on overnight loans between banks stands at 6.0%, its highest level in five years. The Federal Reserve's actions have been directed at slowing the economy and pre-empting inflation before it takes root.



Average Total Returns

For Period Ended February 29, 2000                           Six Months
--------------------------------------------------------------------------------
Delaware Tax-Free Idaho Fund Class A                           -3.10%
--------------------------------------------------------------------------------
Delaware Tax-Free Iowa Fund Class A                            -0.77%
--------------------------------------------------------------------------------
Delaware Montana Municipal Bond Fund Class A                   +0.50%*
--------------------------------------------------------------------------------
Delaware Tax-Free North Dakota Fund Class A                    -1.77%
--------------------------------------------------------------------------------
Delaware Tax-Free Wisconsin Fund Class A                       -1.26%
--------------------------------------------------------------------------------
Lipper Other States Municipal Debt Fund Average (75 funds)     -1.28%
--------------------------------------------------------------------------------
Delaware Tax-Free Kansas Fund Class A                          -1.50%
--------------------------------------------------------------------------------
Lipper Kansas Municipal Debt Fund Average (13 funds)           -1.43%
--------------------------------------------------------------------------------
Delaware Tax-Free Missouri Insured Fund Class A                -0.71%
--------------------------------------------------------------------------------
Lipper Missouri Municipal Debt Fund Average (20 funds)         -1.36%
--------------------------------------------------------------------------------
Delaware Tax-Free Oregon Insured Fund Class A                  -1.20%
--------------------------------------------------------------------------------
Lipper Oregon Municipal Debt Fund Average (25 funds)           -1.32%
Lehman Brothers Municipal Bond Index                           -0.24%
Lehman Brothers Insured Municipal Bond Index                   -0.21%
--------------------------------------------------------------------------------

All performance shown above is at net asset value and assumes reinvestment of dividends and capital gains. Performance for all Fund classes can be found on pages 7 through 14. The Lipper categories represent the average returns of municipal bond funds with similar investment objectives tracked by Lipper Analytical. (Source: Lipper Analytical Services, Inc.) The unmanaged Lehman Brothers Indexes are composed of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Past performance does not guarantee future results.

*Since Fund's inception on November 2, 1999.

"MUNICIPAL BONDS

WEATHERED THE

TURBULENCE IN THE

FIXED-INCOME ARENA

SOMEWHAT BETTER

THAN U.S. TREASURY

SECURITIES DURING THE

PAST SIX MONTHS."




[Tax-Exempt Income Artwork]

Municipal bonds weathered the turbulence in the fixed-income arena somewhat better than U.S. Treasury securities during the past six months. Municipal bond yields steadily increased throughout this time period, but municipal bond prices fluctuated less than U.S. Treasury securities (Source: Bloomberg). As of February 29, 2000, the 30-year U.S. Treasury bond yield stood at 6.15%, while 30-year U.S. AAA-rated general obligation municipal bonds closed at 5.90%. For investors in the 28% tax bracket, a 5.90% tax-free yield would be equivalent to an 8.19% yield on a taxable investment, a yield that surpasses that of the 30-year Treasury bond.*

Though higher yields meant attractive income potential, municipal bonds in general, like most fixed-income securities, lost value for the six months ending February 29, 2000. Delaware's Midwest and Northwest funds were no exception -- all eight Funds were slightly down for the last six months. However, the six-month total returns for five of our eight Funds outpaced the returns of their respective peer group, as measured by Lipper Analytical. Please see the Portfolio Management Review for a discussion of each Fund's performance.

Market Outlook - We believe fixed-income investments play an important role in well-balanced portfolios, even as stocks continue to capture more attention and a larger share of investors' assets. Looking forward, we believe bonds may remain in the shadow of stocks as long as economic growth continues in 2000. However, tax-exempt municipal bonds, which your Funds hold, remain popular with investors for good reason. They offer a wide range of benefits, including:

[] Attractive current income that is free from federal, and in some cases, state and local taxes;

[] A high likelihood that interest and principal payments will be made as scheduled;

[] A wide range of choices to meet your investment objectives with regard to investment quality, maturity, type of bond and geographical location.

We realize that the past six months have been difficult for fixed-income investors. We applaud you for remaining committed to your investment plan and thank you for your continued confidence in Delaware Investments.


Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
---------------------                     --------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments                      Delaware Investments
  Family of Funds                           Family of Funds


* The U.S. government does not guarantee principal and interest of municipal bonds, unlike Treasuries. Municipal bonds have historically had annual default rates of less than 2%.

Elizabeth H. Howell
Senior Portfolio Manager
March 22, 2000


"BASED ON

VALUE MEASURES,

THE RELATIONSHIP

OF MUNICIPAL BONDS TO

TREASURY BONDS

VACILLATED THROUGHOUT

THE YEAR. IN OUR VIEW,

MUNICIPAL BONDS

OFFERED BETTER

RELATIVE VALUE FOR

MUCH OF THE TIME."

PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Funds' Results

Over the last six months, we have witnessed a combination of market events that have pushed municipal bond yields higher and prices lower. Concerns related to year 2000 computer issues helped reduce the amount of municipal bonds being issued. Most municipalities issued bonds earlier in the year and sat out the end of the year. In addition, investors' interest in municipal bonds was somewhat weak compared to their intense attention to the equity markets.

In spite of the reduced supply of new bonds at year end, the total supply of municipal bonds was ample and that gave us the opportunity to select bonds that have solid credit ratings and the potential for future price appreciation. Based on value measures, the relationship of municipal bonds to Treasury bonds vacillated throughout the year. In our view, municipal bonds offered better relative value for much of the time.


Portfolio Highlights

Delaware Tax-Free Idaho Fund

Delaware Tax-Free Idaho had a total return of -3.10% (for Class A shares at net asset value with distributions reinvested) for the six months ended February 29, 2000. Despite a negative return, Delaware Tax-Free Idaho Fund maintained a well-diversified portfolio, with the majority of the Fund's assets allocated to high-quality investment grade issues. We complemented the portfolio's investment grade holdings with well-researched unrated bonds to help boost the Fund's income potential. In general, unrated bonds offer more income than comparably rated bonds.

While Idaho's state economy relies to a certain extent on resource-based industries such as timber, agriculture and minerals, a growing demand for manufacturing jobs has helped increase diversity. Idaho has also been able to attract several technology and software companies over the past decade, which has helped to create new jobs and boost personal incomes. Overall, we believe, a strong regional economy has strengthened the financial position of many Idaho municipalities and your Fund should benefit from this strength in the future.


Delaware Tax-Free Iowa Fund

Delaware Tax-Free Iowa Fund had a total return of -0.77% (for Class A shares at net asset value with distributions reinvested) for the six-month period ended February 29, 2000. It preserved capital to a greater degree than the average return of its peer funds as represented by the Lipper Other States Municipal Debt Fund Average.

[Tax-Exempt Income Artwork]


Historically, Iowa municipalities have issued relatively few bonds that are exempt from both federal and state taxes. Nevertheless, all of the bonds held by your Fund provide Iowa residents with a dual tax exemption. Some investors subject to the alternative minimum tax may not benefit completely from this strategy.

Over the past six months, increased revenue from legalized gambling has bolstered Iowa's growing economy. In the coming months, we expect strong state and national economic trends to benefit many of this state's municipalities to a greater extent than they have during the past six months.

Delaware Tax-Free Kansas Fund

Delaware Tax-Free Kansas Fund provided a -1.50% total return (for Class A shares at net asset value with distributions reinvested) as of February 29, 2000. This nearly matched the return of the Lipper Kansas Municipal Debt Fund Average (composed of 13 funds), which had a -1.43% total return for the same period.

The economy in Kansas, as in most other Midwestern states, is healthy and growing. Falling demand for wheat overseas and declining commodity prices may, however, begin to put pressure on the state's farming industry in the coming six months. In our opinion, with budgets in excellent shape and tax revenues rising at both the state and local level, this scenario shouldn't strongly affect the financial situations of Kansas municipalities in the next year.

Delaware Tax-Free Missouri Insured Fund

Your Fund returned -0.71% for the six months ended February 29, 2000 (for Class A shares at net asset value with distributions reinvested). It preserved capital to a higher degree than the average total return of other Missouri municipal bond funds as tracked by the Lipper Missouri Municipal Debt Fund Average.

Delaware Tax-Free Missouri Insured Fund invested exclusively in insured bonds rated AAA by Standard & Poor's. This is the highest bond credit rating available.

Increased housing and commercial development activity is promoting relatively rapid growth in Missouri cities, especially St. Louis and Kansas City. We expect this growth to increase tax revenues, which would in turn strengthen the credit quality of Missouri's municipalities.

Delaware Montana Municipal Bond Fund

Delaware Montana Municipal Bond Fund provided a +0.50% total return (for Class A shares at net asset value with distributions reinvested) since the Fund's inception on November 2, 1999.

The economy in Montana, as in most other Midwestern states is healthy and growing. Declining commodity prices did, however, put some pressure on the state's farming industry in the last six months. In our opinion, with tax revenues rising at both the state and local level, this scenario shouldn't strongly affect the future financial situations of Montana municipalities.

Delaware Tax-Free North Dakota Fund

For the six months ended February 29, 2000, Delaware Tax-Free North Dakota Fund provided a disppointing return of -1.77% (for Class A shares at net asset value with distributions reinvested). Unfortunately, this return was slightly less favorable than that of its peers, as represented by the Lipper Other States Municipal Debt Fund Average.

Rebuilding projects in metropolitan areas such as Fargo and Grand Forks following the 1997 Red River Valley floods created employment opportunities and helped to boost local North Dakota economies. Yet unlike most other Midwestern states, North Dakota's municipalities have not been able to accumulate significant budget surpluses as of late. In the coming months, we will continue to monitor the fiscal health of North Dakota's municipalities to ensure acceptable credit quality for all of Delaware Tax-Free North Dakota Fund's holdings.

Delaware Tax-Free Oregon Insured Fund

Delaware Tax-Free Oregon Insured Fund provided a total return of -1.20% for the six months ended February 29, 2000 (for Class A shares at net asset value with distributions reinvested). This return was slightly better than the -1.32% average total return for the 25 other Oregon municipal bond funds tracked by Lipper Analytical Services.

Delaware Tax-Free Oregon Insured Fund invested exclusively in bonds with AAA ratings from Standard & Poor's. All of the bonds in the Fund's portfolio are protected by municipal bond insurance, which guarantees the timely payment of principal and interest. This does not, however, guarantee against price volatility.

The Oregon economy continues to demonstrate economic development and diversification. The Asian recession slowed economic growth in Oregon throughout 1998, but the state largely recovered in 1999, along with the rest of the Northwest. In our opinion, the finances of most Oregon municipalities remain strong and should support the credit quality of the Fund's holdings into 2000 and beyond.

"REGARDLESS OF MARKET

CONDITIONS, MUNICIPAL

BOND FUNDS HAVE THE

POTENTIAL TO OFFER

VALUABLE ASSET

ALLOCATION BENEFITS

WITHOUT ADDING

TO YOUR TAXABLE

INVESTMENT

INCOME.*"


[Taxed-Exempt Income Artwork]

Delaware Tax-Free Wisconsin Fund

Delaware Tax-Free Wisconsin Fund had a total return of -1.26% (for
Class A shares at net asset value with distributions reinvested) as of February 29, 2000. This return compared favorably to the -1.28% average total return delivered by the Lipper Other States Municipal Debt Fund category.

Most of the bonds issued by Wisconsin municipalities are not exempt from state income tax. Over the last six months, we sought to purchase those relatively rare Wisconsin issues that offered dual exemption from both state and federal income tax. We supplemented these holdings with territorial bonds issued by Puerto Rico and the Virgin Islands. These bonds not only offered dual exemption potential, but also provided an element of diversification for the Fund.

The Wisconsin economy continues to benefit from over a year of economic expansion at the national level. We believe this points to a positive credit outlook for the state's municipalities for the remainder of 2000.


Outlook

The U.S. seems to be the engine of growth for the entire world at this time. We believe strong forward momentum for the U.S. economy is likely to result in solid growth for the remainder of this year. We don't think this will create an inflationary environment if labor productivity continues to increase.

The Federal Reserve has been on a path of increasing short-term interest rates. There have been five one-quarter point increases in short-term interest rates since June 1999. Clearly, the Federal Reserve's goal is to slow the pace of U.S. economic climate to what it believes is a non-inflationary rate of growth.

We have seen some slowdown in the economy and the equity markets, as evidenced by the recent drop in the Dow Jones Industrial Average, which is down -12.56% for the six-month period ended February 29, 2000. We think longer term bonds--including municipal bonds--could potentially increase in price if the equity market remains subdued.

Regardless of market conditions, municipal bond funds have the potential to offer valuable asset allocation benefits without adding to your taxable investment income.* In our view, investors seeking to diversify their portfolios with generally less volatile investments will continue to find attractive opportunities in municipal bonds and municipal bond funds in the years to come.


* A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

FUND BASICS
-----------

Fund Objective

This Fund seeks as high a level of current income exempt from federal income tax and from Idaho state personal income tax, as is consistent with preservation of capital.

Total Fund Assets
$50.5 million

Number of Holdings
59

Fund Start Date
January 4, 1995


Your Fund Manager

Elizabeth H. Howell joined Delaware Investments via its acquisition of Voyageur Fund Managers in 1997. She previously held management positions at Windsor Financial Group, Loomis Sayles and Eaton Vance Management. She holds a bachelor's degree from Skidmore College, an MBA from Babson College and is a member of the Twin Cities Securities Analysts Society.


NASDAQ Symbols

Class A  VIDAX
Class B  DVTIX
Class C  DVICX

DELAWARE TAX-FREE IDAHO FUND PERFORMANCE
----------------------------------------

Average Total Returns
Through February 29, 2000                   Lifetime    Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 1/4/95)
   Excluding Sales Charge                    +6.05%        +5.04%       -5.99%
   Including Sales Charge                    +5.26%        +4.24%       -9.52%
--------------------------------------------------------------------------------
Class B (Est. 3/16/95)
   Excluding Sales Charge                    +4.29%                     -6.62%
   Including Sales Charge                    +3.95%                    -10.21%
--------------------------------------------------------------------------------
Class C (Est. 1/11/95)
   Excluding Sales Charge                    +5.12%        +4.24%       -6.62%
   Including Sales Charge                    +5.12%        +4.24%       -7.52%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. Class B and C results excluding sales charges assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance does not guarantee future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Tax-Free Idaho Fund during the period. Performance would have been lower if the expense limitation was not in effect.



Portfolio Characteristics
February 29, 2000
----------------------------------------------------------
Current 30-Day SEC Yield*
  Before expense limitation                     5.27%
  After expense limitation                      5.29%
----------------------------------------------------------
Average Effective Duration                      9.1 years
----------------------------------------------------------
Average Effective Maturity**                   15.3 years
----------------------------------------------------------

*  For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of 2/29/00 for Class B and C shares was 4.73% before the expense limitation and 4.75% after the limitation. Duration is a common measure of a bond or bond fund's sensitivity to interest rates.

** Average effective maturity is the average time remaining until scheduled replacement by issuers of portfolio securities.

FUND BASICS
-----------

Fund Objective

This Fund seeks as high a level
of current income exempt from
federal income tax and from
Iowa state personal income tax,
as is consistent with
preservation of capital.

Total Fund Assets
$41.0 million

Number of Holdings
40

Fund Start Date
September 1, 1993

Your Fund Manager

Elizabeth H. Howell


NASDAQ Symbols

Class A  VITFX
Class B  DVFIX
Class C  DVIFX


[Tax-Exempt Income Artwork]

DELAWARE TAX-FREE IOWA FUND PERFORMANCE
---------------------------------------

Average Total Returns
Through February 29, 2000                     Lifetime    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 9/1/93)
   Excluding Sales Charge                      +3.86%        +5.40%      -2.73%
   Including Sales Charge                      +3.25%        +4.61%      -6.34%
--------------------------------------------------------------------------------
Class B (Est. 3/24/95)
   Excluding Sales Charge                      +4.43%                    -3.48%
   Including Sales Charge                      +4.09%                    -7.20%
--------------------------------------------------------------------------------
Class C (Est. 1/4/95)
   Excluding Sales Charge                      +5.80%        +4.56%      -3.48%
   Including Sales Charge                      +5.80%        +4.56%      -4.41%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. Class B and C results excluding sales charges assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance does not guarantee future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Tax-Free Iowa Fund during the period. Performance would have been lower if the expense limitation was not in effect.



Portfolio Characteristics
February 29, 2000
---------------------------------------------------
Current 30-Day SEC Yield*
 Before expense limitation               4.37%
 After expense limitation                4.55%
---------------------------------------------------
Average Effective Duration               7.5 years
---------------------------------------------------
Average Effective Maturity**            11.4 years
---------------------------------------------------

*  For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of 2/29/00 for Class B and C shares was 3.80% before the expense limitation and 3.98% after the limitation. Duration is a common measure of a bond or bond fund's sensitivity to interest rates.

** Average effective maturity is the average time remaining until scheduled replacement by issuers of portfolio securities.

FUND BASICS
-----------

Fund Objective

This Fund seeks as high a level
of current income exempt from
federal income tax and from
Kansas state personal income
tax, as is consistent with
preservation of capital.

Total Fund Assets
$14.5 million

Number of Holdings
39

Fund Start Date
November 30, 1992

Your Fund Manager
Elizabeth H. Howell


NASDAQ Symbols

Class A  VKSTX
Class B  DVKBX
Class C  DVKCX

DELAWARE TAX-FREE KANSAS FUND PERFORMANCE
-----------------------------------------

Average Total Returns
Through February 29, 2000                  Lifetime     Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 11/30/92)
   Excluding Sales Charge                    +5.70%       +5.43%      -3.83%
   Including Sales Charge                    +5.15%       +4.64%      -7.47%
--------------------------------------------------------------------------------
Class B (Est. 4/8/95)
   Excluding Sales Charge                    +4.42%                   -4.46%
   Including Sales Charge                    +4.08%                   -8.12%
--------------------------------------------------------------------------------
Class C (Est. 4/12/95)
   Excluding Sales Charge                    +4.37%                   -4.47%
   Including Sales Charge                    +4.37%                   -5.38%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. Class B and C results excluding sales charges assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance does not guarantee future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Tax-Free Kansas Fund during the period. Performance would have been lower if the expense limitation was not in effect.



Portfolio Characteristics
February 29, 2000
--------------------------------------------------
Current 30-Day SEC Yield*
 Before expense limitation              4.80%
 After expense limitation               5.06%
--------------------------------------------------
Average Effective Duration              8.1 years
--------------------------------------------------
Average Effective Maturity**           14.0 years
--------------------------------------------------

*  For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of 2/29/00 for Class B shares was 4.24% before the expense limitation and 4.50% after the limitation. For Class C shares, the yield was 4.25% before the expense limitation and 4.51% after the limitation. Duration is a common measure of a bond or bond fund's sensitivity to interest rates.

** Average effective maturity is the average time remaining until scheduled replacement by issuers of portfolio securities.

FUND BASICS
-----------

Fund Objective

This Fund seeks as high a level
of current income exempt from
federal income tax and from
Missouri state personal income
tax, as is consistent with
preservation of capital.

Total Fund Assets
$49.7 million

Number of Holdings
40

Fund Start Date
November 2, 1992

Your Fund Manager
Elizabeth H. Howell


NASDAQ Symbols

Class A  VMOIX
Class B  DVTBX
Class C  DVTCX


[Tax-Exempt Income Artwork]

DELAWARE TAX-FREE
MISSOURI INSURED FUND PERFORMANCE
---------------------------------

Average Total Returns
Through February 29, 2000                 Lifetime    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 11/2/92)
   Excluding Sales Charge                  +5.34%       +5.26%       -3.30%
   Including Sales Charge                  +4.79%       +4.47%       -6.90%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
   Excluding Sales Charge                  +3.95%       +4.54%       -4.03%
   Including Sales Charge                  +3.82%       +4.20%       -7.72%
--------------------------------------------------------------------------------
Class C (Est. 11/11/95)
   Excluding Sales Charge                  +3.26%                    -3.93%
   Including Sales Charge                  +3.26%                    -4.85%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. Class B and C results excluding sales charges assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance does not guarantee future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.



Portfolio Characteristics
February 29, 2000
-----------------------------------------------
Current 30-Day SEC Yield*            4.52%
-----------------------------------------------
Average Effective Duration           7.0 years
-----------------------------------------------
Average Effective Maturity**         9.5 years
-----------------------------------------------
*  For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of 2/29/00 for Class B and C shares was 3.94%. Duration is a common measure of a bond or bond fund's sensitivity to interest rates.

** Average effective maturity is the average time remaining until scheduled replacement by issuers of portfolio securities.

FUND BASICS
-----------

Fund Objective

This Fund seeks as high a level
of current income exempt from
federal income tax and from
Montana state personal income
tax, as is consistent with
preservation of capital.

Total Fund Assets
$2.1 million

Number of Holdings
13

Fund Start Date
November 2, 1999

Your Fund Manager
Elizabeth H. Howell


NASDAQ Symbols

Class A  DMTAX
Class B  DMTBX
Class C  DMTCX

DELAWARE MONTANA
MUNICIPAL BOND FUND PERFORMANCE
-------------------------------
Average Total Returns
Through February 29, 2000                                     Lifetime
--------------------------------------------------------------------------------
Class A (Est. 11/2/99)
   Excluding Sales Charge                                      +0.50%
   Including Sales Charge                                      -3.20%
--------------------------------------------------------------------------------
Class B (Est. 11/2/99)
   Excluding Sales Charge                                      +0.45%
   Including Sales Charge                                      -2.30%
--------------------------------------------------------------------------------
Class C (Est. 11/2/99)
   Excluding Sales Charge                                      +0.45%
   Including Sales Charge                                      -0.55%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. Class B and C results excluding sales charges assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance does not guarantee future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Montana Municipal Bond Fund during the period. Performance would have been lower if the expense limitation was not in effect.



Portfolio Characteristics
February 29, 2000
-----------------------------------------------
Current 30-Day SEC Yield*
  Before expense limitation          3.73%
  After expense limitation           4.31%
-----------------------------------------------
Average Effective Duration          10.4 years
-----------------------------------------------
Average Effective Maturity          19.2 years
-----------------------------------------------

*  For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of 2/29/00 for Class B shares was 3.18% before the expense limitation and 3.79% after the limitation. For Class C shares, the yield was 3.18% before the expense limitation and 3.78% after the limitation. Duration is a common measure of a bond or bond fund's sensitivity to interest rates.

FUND BASICS
-----------

Fund Objective

This Fund seeks as high a level
of current income exempt from
federal income tax and from
North Dakota state personal
income tax, as is consistent
with preservation of capital.

Total Fund Assets
$25.2 million

Number of Holdings
35

Fund Start Date
April 1, 1991

Your Fund Manager
Elizabeth H. Howell


NASDAQ Symbols

Class A  VNDTX
Class B  DVTDX
Class C  DVFDX


[Tax-Exempt Income Artwork]

DELAWARE TAX-FREE
NORTH DAKOTA FUND PERFORMANCE
-----------------------------

Average Total Returns
Through February 29, 2000               Lifetime     Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 4/1/91)
   Excluding Sales Charge                +6.28%        +5.14%       -4.11%
   Including Sales Charge                +5.82%        +4.35%       -7.68%
--------------------------------------------------------------------------------
Class B (Est. 5/10/94)
   Excluding Sales Charge                +4.97%        +4.50%       -4.81%
   Including Sales Charge                +4.84%        +4.17%       -8.46%
--------------------------------------------------------------------------------
Class C (Est. 7/29/95)
   Excluding Sales Charge                +3.93%                     -4.74%
   Including Sales Charge                +3.93%                     -5.66%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. Class B and C results excluding sales charges assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance does not guarantee future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.



Portfolio Characteristics
February 29, 2000
-----------------------------------------------
Current 30-Day SEC Yield*            5.00%
-----------------------------------------------
Average Effective Duration           7.1 years
-----------------------------------------------
Average Effective Maturity**        11.6 years
-----------------------------------------------

*  For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of 2/29/00 for Class B and C shares was 4.45%. Duration is a common measure of a bond or bond fund's sensitivity to interest rates.

** Average effective maturity is the average time remaining until scheduled replacement by issuers of portfolio securities.

FUND BASICS
-----------

Fund Objective

This Fund seeks as high a level
of current income exempt from
federal income tax and from
Oregon state personal income
tax, as is consistent with
preservation of capital.

Total Fund Assets
$32.3 million

Number of Holdings
38

Fund Start Date
August 1, 1993

Your Fund Manager
Elizabeth H. Howell


NASDAQ Symbols

Class A  VORIX
Class B  DVYBX
Class C  VYCX

DELAWARE TAX-FREE
OREGON INSURED FUND PERFORMANCE
-------------------------------

Average Total Returns
Through February 29, 2000               Lifetime    Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 8/1/93)
   Excluding Sales Charge                +4.16%       +4.94%        -4.94%
   Including Sales Charge                +3.56%       +4.13%        -8.53%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
   Excluding Sales Charge                +3.63%       +4.26%        -5.65%
   Including Sales Charge                +3.50%       +3.92%        -9.28%
--------------------------------------------------------------------------------
Class C (Est. 7/7/95)
   Excluding Sales Charge                +3.63%                     -5.65%
   Including Sales Charge                +3.63%                     -6.56%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. Class B and C results excluding sales charges assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance does not guarantee future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Tax-Free Oregon Insured Fund during the period. Performance would have been lower if the expense limitation was not in effect.



Portfolio Characteristics
February 29, 2000
--------------------------------------------------
Current 30-Day SEC Yield*
  Before expense limitation             4.54%
  After expense limitation              4.70%
--------------------------------------------------
Average Effective Duration              9.0 years
--------------------------------------------------
Average Effective Maturity**           12.7 years
--------------------------------------------------

*  For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of 2/29/00 for Class B shares was 3.98% before the expense limitation and 4.13% after the limitation. For Class C shares, the yield was 3.97% before the expense limitation and 4.13% after the expense limitation. Duration is a common measure of a bond or bond fund's sensitivity to interest rates.

** Average effective maturity is the average time remaining until scheduled replacement by issuers of portfolio securities.

FUND BASICS
-----------

Fund Objective

This Fund seeks as high a level
of current income exempt from
federal income tax and from
Wisconsin state personal income
tax, as is consistent with
preservation of capital.

Total Fund Assets
$33.4 million

Number of Holdings
44

Fund Start Date
September 1, 1993

Your Fund Manager
Elizabeth H. Howell


NASDAQ Symbols

Class A  VWIFX
Class B  DVTWX
Class C  DVFWX


[Tax-Exempt Income Artwork]

DELAWARE TAX-FREE
WISCONSIN FUND PERFORMANCE
--------------------------

Average Total Returns
Through February 29, 2000                   Lifetime    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 9/1/93)
   Excluding Sales Charge                    +3.66%       +4.74%       -3.87%
   Including Sales Charge                    +3.06%       +3.94%       -7.46%
--------------------------------------------------------------------------------
Class B (Est. 4/22/95)
   Excluding Sales Charge                    +3.71%                    -4.48%
   Including Sales Charge                    +3.35%                    -8.15%
--------------------------------------------------------------------------------
Class C (Est. 3/28/95)
   Excluding Sales Charge                    +3.80%                    -4.57%
   Including Sales Charge                    +3.80%                    -5.49%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. Class B and C results excluding sales charges assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance does not guarantee future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Tax-Free Wisconsin Fund during the period. Performance would have been lower if the expense limitation was not in effect.



Portfolio Characteristics
February 29, 2000
-----------------------------------------------
Current 30-Day SEC Yield*
  Before expense limitation          4.53%
  After expense limitation           4.68%
-----------------------------------------------
Average Effective Duration           8.2 years
-----------------------------------------------
Average Effective Maturity**        14.3 years
-----------------------------------------------

*  For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of 2/29/00 for Class B shares was 3.96% before the expense limitation and 4.12% after the limitation. For Class C shares, the yield was 3.94% before the expense limitation and 4.10% after the limitation. Duration is a common measure of a bond or bond fund's sensitivity to interest rates.

** Average effective maturity is the average time remaining until scheduled replacement by issuers of portfolio securities.

Statements of Net Assets

DELAWARE TAX-FREE IDAHO FUND
----------------------------


                                                         Principal      Market
February 29, 2000 (Unaudited)                             Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.08%
General Obligation Bonds - 6.91%
Ada & Canyon County School
   District #2 5.50% 7/30/16 .......................   $1,055,000   $1,034,839
Bonner County Local Improvement
   District # 93-1 6.20% 4/30/05 ...................      150,000      154,257
Bonner County Local Improvement
   District # 93-2 6.35% 4/30/06 ...................      185,000      190,502
Bonner County Local Improvement
   District # 93-3 6.40% 4/30/07 ...................      195,000      200,793
Bonner County Local Improvement
   District # 93-4 6.50% 4/30/08 ...................      110,000      113,260
Bonner County Local Improvement
   District # 93-5 6.50% 4/30/10 ...................      100,000      102,673
Coeur D' Alene Local Improvement
   District # 6 Series 1995
   6.00% 7/1/09 ....................................       85,000       86,153
Coeur D' Alene Local Improvement
   District # 6 Series 1996
   6.05% 7/1/10 ....................................       90,000       91,116
Coeur D' Alene Local Improvement
   District # 6 Series 1997
   6.10% 7/1/12 ....................................       40,000       40,282
Coeur D' Alene Local Improvement
   District # 6 Series 1998
   6.10% 7/1/14 ....................................       45,000       44,996
Madison County (FSA)
   5.40% 8/1/14 ....................................      300,000      297,615
Puerto Rico Commonwealth
   5.375% 7/1/25 ...................................    1,250,000    1,133,750
                                                                    ----------
                                                                     3,490,236
                                                                    ----------
Higher Education Revenue Bonds - 4.35%
University of Idaho Student Fee
   Telecommunications (FSA)
   5.85% 4/1/11 ....................................    1,300,000    1,337,050
University of Idaho Student Fees
   Recreation Center (FSA)
   5.00% 4/1/25 ....................................    1,000,000      861,870
                                                                    ----------
                                                                     2,198,920
                                                                    ----------
Hospital Revenue Bonds - 23.78%
Idaho Health Facilities Authority Hospital
   Revenue - Elks Rehabilitation Hospital
   5.45% 7/15/23 ...................................    2,000,000    1,538,380
Idaho Health Facilities Authority
   Revenue - Bannock Regional Medical
   Project 5.25% 5/1/14 ............................    1,500,000    1,256,880

                                                       Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Hospital Revenue Bonds (continued)
Idaho Health Facilities Authority Revenue -
   Bannock Regional Medical Center
   6.125% 5/1/25 ...................................   $1,500,000   $1,324,665
Idaho Health Facilities Authority Revenue -
   Bannock Regional Medical Center
   6.375% 5/1/17 ...................................    1,695,000    1,597,978
Idaho Health Facilities Authority Revenue -
   Bonner General Hospital
   6.50% 10/1/28 ...................................    1,500,000    1,271,970
Idaho Health Facilities Bingham
   Memorial Hospital 6.00% 3/1/29 ..................    2,000,000    1,602,020
Idaho Magic Valley Health Facilities
   (AMBAC) 5.625% 12/1/13 ..........................      500,000      501,045
                                                                    ----------
                                                                     9,092,938
                                                                    ----------
Housing Revenue Bonds - 8.11%
Idaho Health Facilities Authority Revenue -
   Valley Vista Care Series A
   7.875% 11/15/22 .................................    3,000,000    2,920,740
Idaho State Housing Agency Multi-Family
   Park Place Project (FHA)
   6.50% 12/1/36 ...................................      990,000    1,007,632
Idaho State Housing Finance Authority
   Single Family Series A (AMBAC)
   6.05% 7/1/13 ....................................      365,000      368,584
Idaho State Housing Finance Authority
   Single Family Series A (FHA)
   6.10% 7/1/16 ....................................      360,000      360,184
Idaho State Housing Finance Authority
   Single Family Series A1
   6.85% 7/1/12 ....................................       65,000       67,169
Idaho State Housing Finance Authority
   Single Family Series B (FHA)
   6.45% 7/1/15 ....................................      170,000      172,508
Idaho State Housing Finance Authority
   Single Family Series C-2 6.35% 7/1/15 ...........      230,000      233,917
Idaho State Housing Finance Authority
   Single Family Series E 6.60% 7/1/11 .............       95,000       98,106
Idaho State Housing Finance Authority
   Single Family Series E (FHA)
   6.35% 7/1/15 ....................................      325,000      330,860
Idaho State Housing Finance Authority
   Single Family Series G-2 6.15% 7/1/15 ...........    1,455,000    1,460,805
                                                                    ----------
                                                                     7,020,505
                                                                    ----------

                                                         Principal      Market
Delaware Tax-Free Idaho Fund                              Amount        Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Industrial Development Revenue
   Bonds - 2.97%
 Idaho State Water Resource Boise
   Water 7.25% 12/1/21 .............................   $  100,000   $  104,153
 Meridan EDA for Hi-Micro
   5.85% 8/15/11 ...................................    1,250,000    1,240,700
 Puerto Rico Industrial Medical
   Environmental Revenue - PepsiCo
   Project 6.25% 11/15/13 ..........................      150,000      156,081
                                                                   -----------
                                                                     1,500,934

 Lease/Certificates of Participation - 1.93%
 North Idaho College Dorm Housing -
   Certificates of Participation
   6.45% 10/1/16 ...................................    1,000,000      976,110
                                                                   -----------
                                                                       976,110
                                                                   -----------

 Pollution Control Revenue Bonds - 20.08%
 Nez Perce County, Idaho Pollution
   Control Revenue Refunding - Potlatch
   Project 6.00% 10/1/24 ...........................    5,500,000    5,057,305
 Power County Idaho Pollution Control
   Revenue - FMC Project
   5.625% 10/1/14 ..................................    5,570,000    5,085,577
                                                                   -----------
                                                                    10,142,882
                                                                   -----------
 Power Authority Revenue Bonds - 1.66%
+Puerto Rico Electric Power Authority
   5.56% 7/1/19 Inverse Floater (FSA) ..............    1,100,000      736,340
 Puerto Rico Electric Power Authority
   (FSA) 6.00% 7/1/16 ..............................      100,000      101,884
                                                                   -----------
                                                                       838,224
                                                                   -----------

*Pre-Refunded Bonds - 6.32%
 Ada & Canyon County School
   District #2 5.60% 7/30/12-05 ....................    1,325,000    1,369,798
 Ammon, Idaho Urban Renewal Agency
   Revenue 6.25% 8/1/18-06 .........................      445,000      471,914
 Ammon, Idaho Urban Renewal Tax
   Increment Revenue
   5.875% 8/1/17-04 ................................      350,000      368,456
 Canyon County Independent School
   District #131 (MBIA)
   5.50% 7/30/12-03 ................................      100,000      101,138
 Gooding and Lincoln Independent
   School District #231
   6.30% 2/1/14-04 .................................      100,000      104,959
 Idaho Holy Cross - St. Alphonsus
   Regional Medical Center
   6.25% 12/1/22-02 ................................      590,000      622,686

                                                         Principal     Market
                                                           Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
*Pre-Refunded Bonds (continued)
 Puerto Rico Telephone Revenue
   Authority 5.50% 1/1/22 ..........................   $  150,000   $  155,388
                                                                   -----------
                                                                     3,194,339
                                                                   -----------

 Transportation Revenue Bonds - 0.65%
 Guam Highway (FSA) 6.30% 5/1/12 ...................      150,000      156,663
 Puerto Rico Highway Revenue
   Series W 5.50% 7/1/15 ...........................      175,000      170,741
                                                                   -----------
                                                                       327,404
                                                                   -----------

 Water & Sewer Revenue Bonds - 2.52%
 Chubbuck Water Revenue
   6.35% 4/1/08 ....................................      125,000      127,485
 Chubbuck Water Revenue
   6.40% 4/1/10 ....................................      135,000      137,739
 McCall Water Revenue (FSA)
   5.85% 3/1/16 ....................................    1,000,000    1,005,690
                                                                   -----------
                                                                     1,270,914
                                                                   -----------

 Other Revenue Bonds - 18.80%
 Boise Urban Renewal Agency Tax
   Increment Revenue 6.125% 9/1/15 .................    4,540,000    4,537,730
 Hayden, Idaho Improvement
   District 95 - Special Assessment
   6.30% 5/1/12 ....................................      115,000      115,082
 Hayden, Idaho Improvement
   District 95 - Special Assessment
   6.35% 5/1/13 ....................................      120,000      120,086
 Hayden, Idaho Improvement
   District 95 - Special Assessment
   6.40% 5/1/14 ....................................      125,000      125,111
 Idaho State Building Authority
   Building Revenue
   Series A 4.75% 9/1/25 ...........................    1,500,000    1,241,445
 Pocatello Development Authority and
   Tax Increment Revenue
   7.25% 12/1/08 ...................................    1,585,000    1,561,637
 Puerto Rico Public Building Authority
   Revenue Series M 5.50% 7/1/21 ...................    1,175,000    1,104,723
 Virgin Islands Public Finance Authority
   Revenue Sub Lien Funded Notes
   Series E 5.875% 10/1/18 .........................      750,000      693,735
                                                                   -----------
                                                                     9,499,549
                                                                   -----------

 Total Municipal Bonds
   (cost $52,502,761) ..............................                49,552,955
                                                                   -----------

                                                                     Market
Delaware Tax-Free Idaho Fund                                          Value
--------------------------------------------------------------------------------
Total Market Value of Securities - 98.08%
   (cost $52,502,761) ..............................               $49,552,955
Receivables and Other Assets
   Net of Liabilities - 1.92% ......................                   971,295
                                                                   -----------
Net Assets Applicable to 4,887,132
   Shares Outstanding - 100.00% ....................               $50,524,250
                                                                   ===========
Net Asset Value - Delaware Tax-Free
   Idaho Fund A Class
   ($37,095,087 / 3,587,155 shares) ................                    $10.34
                                                                        ------
Net Asset Value - Delaware Tax-Free
   Idaho Fund B Class
   ($9,656,292 / 934,745 shares) ...................                    $10.33
                                                                        ------
Net Asset Value - Delaware Tax-Free
   Idaho Fund C Class
   ($3,772,871 / 365,232 shares) ...................                    $10.33
                                                                        ------

                                                                      Market
                                                                      Value
--------------------------------------------------------------------------------
Components of Net Assets at February 29, 2000:
Shares of beneficial interest (unlimited
   authorization - no par) .........................               $53,906,974
Undistributed net investment income ................                        66
Accumulated net realized loss
   on investments ..................................                  (432,984)
Net unrealized depreciation
   of investments ..................................                (2,949,806)
                                                                   -----------
Total net assets ...................................               $50,524,250
                                                                   ===========
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
+ Inverse floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect February 29, 2000.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FHA   - Insured by the Federal Housing Authority
FSA   - Insured by Financial Security Assurance
MBIA  - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price Per Share -
   Delaware Tax-Free Idaho Fund
Net asset value A Class (A) ........................                    $10.34
Sales charge (3.75% of offering price, or
   3.87% of amount invested per share) (B) .........                      0.40
                                                                        ------
Offering price .....................................                    $10.74
                                                                        ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE IOWA FUND
---------------------------

                                                         Principal     Market
February 29, 2000 (Unaudited)                             Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds - 98.83%
 Higher Education Revenue Bonds - 8.72%
 Iowa Center Community College
   Dormitory - Merged Area V
   5.45% 6/1/18 ....................................     $545,000    $ 491,846
 Iowa Finance Authority Revenue -
   Student Housing Dormitory Revenues
   for Iowa Valley Community College
   5.85% 5/1/19 ....................................      855,000      784,018
 Puerto Rico Educational Facility
   Revenue - Polytechnic University
   6.50% 8/1/24 ....................................      640,000      652,691
 State University of Iowa - Board Of
   Regents 5.30% 7/1/13 ............................      500,000      502,725
 University of North Iowa - Board Of
   Regents 5.30% 7/1/13 ............................      150,000      150,817
 University Of Puerto Rico Revenue
   (MBIA) 5.50% 6/1/15 .............................    1,000,000      988,730
                                                                    ----------
                                                                     3,570,827
                                                                    ----------
 Hospital Revenue Bonds - 2.99%
 Puerto Rico Hospital Revenue -
   Hospital Auxilio Mutuo Obligated
   Group (MBIA) 6.25% 7/1/24 .......................    1,200,000    1,223,208
                                                                    ----------
                                                                     1,223,208
                                                                    ----------
 Housing Revenue Bonds - 1.63%
 Puerto Rico Housing Bank & Finance
   Agency (GNMA) 6.25% 4/1/29 ......................      660,000      668,224
                                                                    ----------
                                                                       668,224
                                                                    ----------

 Industrial Development Revenue
   Bonds - 17.86%
 Iowa Finance Authority - Underground
   Storage Tank Revenue
   5.125% 7/1/14 ...................................    4,900,000    4,657,597
 Lee County Urban Renewal Revenue -
   Keokuk Waste Treatment
   6.40% 6/1/07 ....................................      500,000      510,900
 Puerto Rico Commonwealth Industrial
   Development General Purpose
   Revenue Series B 5.375% 7/1/16 ..................    1,000,000      937,400
 Puerto Rico Port Authority Revenue -
   Special Facility - American Airlines
   (AMT) 6.25% 6/1/26 ..............................    1,275,000    1,211,926
                                                                    ----------
                                                                     7,317,823
                                                                    ----------

 Power Authority Revenue Bonds - 7.37%
+Puerto Rico Electric Power Authority
   Revenue Series DD Inverse Floater
   (FSA) 5.11% 7/1/19 ..............................    1,000,000      669,400
 Puerto Rico Electric Power Authority
   Revenue Series EE 4.75% 7/1/24 ..................      400,000      326,884
 Puerto Rico Electric Power Authority
   Revenue Series U 6.00% 7/1/14 ...................    1,100,000    1,122,484

                                                        Principal      Market
                                                          Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Power Authority Revenue Bonds (continued)
 Virgin Islands Water & Power Authority
   Electric System Revenue
   5.30% 7/1/18 ....................................   $1,000,000   $  902,160
                                                                    ----------
                                                                     3,020,928
                                                                    ----------

*Pre-Refunded/Escrowed to Maturity
   Bonds - 16.60%
 Puerto Rico Electric Power Authority
   Revenue 6.25% 7/1/17-02 .........................    1,000,000    1,048,090
 Puerto Rico Municipal Finance Authority
   (FSA) 6.00% 7/1/14-04 ...........................    1,700,000    1,803,615
 Puerto Rico Telephone Revenue Authority
   5.50% 1/1/22-03 .................................    2,120,000    2,196,150
 Virgin Islands Public Finance Authority
   (Escrowed to maturity)
   7.30% 10/1/18 ...................................    1,500,000    1,753,725
                                                                    ----------
                                                                     6,801,580
                                                                    ----------

 Transportation Revenue Bonds - 8.28%
 Guam Highway (FSA) 6.30% 5/1/12 ...................    1,950,000    2,036,619
 Puerto Rico Commonwealth Highway
   & Transportation Revenue
   5.25% 7/1/21 ....................................    1,500,000    1,355,490
                                                                    ----------
                                                                     3,392,109
                                                                    ----------

 Water & Sewer Revenue Bonds - 10.89%
 Iowa Finance Authority - State
   Revolving Fund Revenue
   5.20% 5/1/23 ....................................    2,445,000    2,215,732
 Iowa Finance Authority - State
   Revolving Fund Revenue
   6.25% 5/1/24 ....................................    1,750,000    1,801,800
 Virgin Islands Water & Power
   Authority Water System Revenue
   5.50% 7/1/17 ....................................      510,000      446,816
                                                                    ----------
                                                                     4,464,348
                                                                    ----------

 Other Revenue Bonds - 24.49%
 Bettendorf, Iowa Urban Renewal
   Tax Increment Revenue
   Series A 5.00% 6/1/00 ...........................      300,000      299,691
 Bettendorf, Iowa Urban Renewal
   Tax Increment Revenue
   Series A 5.10% 6/1/01 ...........................      315,000      313,627
 Bettendorf, Iowa Urban Renewal
   Tax Increment Revenue
   Series A 5.20% 6/1/02 ...........................      330,000      327,495
 Bettendorf, Iowa Urban Renewal
   Tax Increment Revenue
   Series A 5.30% 6/1/03 ...........................      345,000      341,333
 Bettendorf, Iowa Urban Renewal
   Tax Increment Revenue
   Series A 5.40% 6/1/04 ...........................      365,000      360,080

                                                       Principal      Market
Delaware Tax-Free Iowa Fund                              Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Other Revenue Bonds (continued)
Bettendorf, Iowa Urban Renewal
   Tax Increment Revenue
   Series A 5.50% 6/1/05 ...........................    $ 385,000   $  378,782
Bettendorf, Iowa Urban Renewal
   Tax Increment Revenue
   Series A 5.60% 6/1/06 ...........................      405,000      397,447
Bettendorf, Iowa Urban Renewal
   Tax Increment Revenue
   Series A 5.70% 6/1/07 ...........................      425,000      416,092
Bettendorf, Iowa Urban Renewal
   Tax Increment Revenue
   Series A 5.80% 6/1/08 ...........................      450,000      439,601
Bettendorf, Iowa Urban Renewal
   Tax Increment Revenue
   Series A 5.90% 6/1/09 ...........................      800,000      779,376
Iowa Finance Authority Revenue -
   Correctional Facility Program
   5.70% 6/15/14 ...................................    2,000,000    2,027,080
Puerto Rico Public Building
   Authority Revenue
   Series L 5.75% 7/1/16 ...........................    1,000,000      992,590
Puerto Rico Public Building
   Authority Revenue
   Series M 5.50% 7/1/21 ...........................    1,100,000    1,034,209
Puerto Rico Public Building
   Authority Revenue
   Series M 5.75% 7/1/15 ...........................    1,000,000    1,001,270
Virgin Islands Public Finance Authority
   Revenue - Sub Lien Funded Loan Notes
   Series E 5.875% 10/1/18 .........................    1,000,000      924,980
                                                                   -----------
                                                                    10,033,653
                                                                   -----------

Total Municipal Bonds
   (cost $40,594,231) ..............................                40,492,700
                                                                   -----------

                                                                      Market
                                                                      Value
--------------------------------------------------------------------------------
Total Market Value of Securities - 98.83%
   (cost $40,594,231) ..............................               $40,492,700
Receivables and Other Assets
   Net of Liabilities - 1.17% ......................                   480,496
                                                                   -----------
Net Assets Applicable to 4,359,672 Shares
   Outstanding - 100.00% ...........................               $40,973,196
                                                                   ===========


Net Asset Value - Delaware Tax-Free
   Iowa Fund A Class
   ($35,545,726 / 3,782,253 shares) ................                     $9.40
                                                                         -----
Net Asset Value - Delaware Tax-Free
   Iowa Fund B Class
   ($4,260,628 / 453,230 shares) ...................                     $9.40
                                                                         -----
Net Asset Value - Delaware Tax-Free
   Iowa Fund C Class
   ($1,166,842 / 124,189 shares) ...................                     $9.40
                                                                         -----

Components of Net Assets at February 29, 2000:
Shares of beneficial interest (unlimited
   authorization - no par) .........................               $42,914,946
Accumulated net realized loss
   on investments ..................................                (1,840,219)
Net unrealized depreciation
   of investments ..................................                  (101,531)
                                                                   -----------
Total net assets ...................................               $40,973,196
                                                                   ===========

----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
+ Inverse floater represents a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect February 29, 2000.

Summary of Abbreviations:
AMT  - Subject to Federal Alternative Minimum Tax
FSA  - Insured by Financial Security Assurance
GNMA - Insured by the Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price Per Share -
   Delaware Tax-Free Iowa Fund
Net asset value A Class (A) ........................                     $9.40
Sales charge (3.75% of offering price or
   3.94% of amount invested per share) (B) .........                      0.37
                                                                         -----
Offering price .....................................                     $9.77
                                                                         =====
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares

(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE KANSAS FUND
-----------------------------

                                                         Principal     Market
February 29, 2000 (Unaudited)                             Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 99.33%
Certificate of Participation - 8.22%
Linn County, Kansas for America One,
   LLC 7.25% 3/1/13 ................................   $  350,000   $  327,156
Spring Hill Certificate of Participation A
   Spring Hill Golf Corp. 6.50% 1/15/28 ............    1,000,000      864,030
                                                                    ----------
                                                                     1,191,186
                                                                    ----------

General Obligation Bonds - 11.70%
Allen County Unified School District #258
   (AMBAC) 6.875% 9/1/10 ...........................      240,000      269,923
Ellsworth County, Kansas
   Series 1 5.75% 9/1/17 ...........................      250,000      248,907
Linn County Unified School District
   5.70% 11/1/16 ...................................      500,000      487,370
Puerto Rico Commonwealth Public
   Improvement 4.50% 7/1/23 ........................      550,000      435,083
Summer County Unified School District #356
   (MBIA) 5.75% 9/1/11 .............................      250,000      254,230
                                                                    ----------
                                                                     1,695,513
                                                                    ----------

Higher Education Revenue Bonds - 14.35%
Kansas Development Finance Authority -
   Kansas Board of Regents - Wichita State
   University (AMBAC) 5.875% 6/1/17 ................      300,000      300,303
Puerto Rico Educational Facility Revenue -
   Polytechnic University 6.50% 8/1/24 .............    1,150,000    1,172,805
Winfield Kansas Educational Facilities
   Revenue Refunding and Improvement
   5.75% 4/1/22 ....................................      680,000      606,764
                                                                    ----------
                                                                     2,079,872
                                                                    ----------

Hospital Revenue Bonds - 10.43%
Lawrence, Kansas For Lawrence Memorial
   Hospital 6.20% 7/1/19 ...........................      250,000      234,735
Olathe, Kansas Health Facility Revenue
   for Evangelical Lutheran Good Samaritan
   Project (AMBAC) 6.00% 5/1/19 ....................      250,000      250,102
Olathe, Kansas Health Facility Revenue
   For Olathe Medical Center
   Series 94A (AMBAC) 5.875% 9/1/16 ................      100,000      100,057
Shawnee County Sisters of Charity
   Leavenworth Hospital (FSA)
   5.00% 12/1/23 ...................................      250,000      203,877
Wichita Kansas Hospital Revenue
   6.25% 11/15/24 ..................................      750,000      722,550
                                                                    ----------
                                                                     1,511,321
                                                                    ----------

Housing Revenue Bonds - 10.70%
Kansas Development Finance Authority
   for Martin Creek Multifamily Housing
   Project (FHA) 6.50% 8/1/24 ......................       50,000       50,961

                                                         Principal     Market
                                                           Amount      Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Kansas State Development Finance
   Authority Multifamily Revenue-Oak
   Ridge Park Apartments Project
   Series F 6.625% 8/1/29 ..........................   $1,000,000   $  954,620
Olathe, Kansas Multifamily Housing -
   Deerfield Apartments Series 1994A
   (FNMA) 6.45% 6/1/19 .............................      250,000      254,717
Olathe,Kansas Multifamily Housing-
   Jefferson Place Apartments Project-
   Series B 6.10% 7/1/22 ...........................      300,000      289,695
                                                                    ----------
                                                                     1,549,993
                                                                    ----------

Industrial Development Revenue Bonds - 8.03%
Columbus, Kansas Industrial Revenue
   ACE Electrical Acquisition
   7.00% 8/1/17 ....................................      800,000      735,968
Manhattan, Kansas Industrial Revenue
   Farrar Corp. Project 7.00% 8/1/14 ...............      400,000      378,828
Wamego Pollution Control Revenue
   Western Resources Inc. Project (MBIA)
   6.00% 2/1/33 ....................................       50,000       49,151
                                                                    ----------
                                                                     1,163,947
                                                                    ----------

Power Authority Revenue Bonds - 5.55%
+Puerto Rico Electric Power Authority
   Revenue Series DD Inverse Floater (FSA)
   5.20% 7/1/19 ....................................      600,000      401,640
Puerto Rico Electric Power Authority
   Series Z 5.25% 7/1/21 ...........................      450,000      402,201
                                                                    ----------
                                                                       803,841
                                                                    ----------

*Pre-Refunded Bonds - 22.53%
Douglas County Lawrence Unified
   School District #497
   6.00% 9/1/15-03 .................................      250,000      256,475
Jefferson County Unified
   School District #340 (FSA)
   6.35% 9/1/15-04 .................................      250,000      264,053
Johnson County G.O. Improvement
   6.125% 9/1/12-02 ................................      600,000      613,872
Kansas City Community College
   Student Center (MBIA)
   6.25% 5/15/20-02 ................................      300,000      309,396
Kansas City Utility System Revenue (FGIC)
   6.375% 9/1/23-04 ................................      295,000      316,615
Kansas Development Finance
   Authority Water Pollution Control
   Sewer Revenue 6.00% 11/1/14-03 ..................      250,000      263,455
Maize Unified School District
   #266 Series 1994 (FSA)
   5.875% 9/1/12-03 ................................      250,000      258,308

                                                         Principal     Market
Delaware Tax-Free Kansas Fund                             Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
*Pre-Refunded Bonds (continued)
Sedgwick County Unified
   School District #265 (FSA)
   5.50% 10/1/13-04 ................................     $250,000  $   255,663
Sedgwick County Unified
   School District #267
   6.15% 11/1/09-05 ................................      250,000      263,500
Shawnee County Unified
   School District #345 (MBIA)
   5.75% 9/1/11-04 .................................      250,000      258,073
Shawnee County Unified
   School District #501
   (FGIC) 5.75% 2/1/11-03 ..........................      200,000      204,660
                                                                   -----------
                                                                     3,264,070
                                                                   -----------
Transportation Revenue Bonds - 0.68%

Kansas Department of Transportation
   5.375% 3/1/13 ...................................      100,000       98,123
                                                                   -----------
                                                                        98,123
                                                                   -----------

Water & Sewer Revenue Bonds - 7.14%
Haysville Water & Sewer (FSA)
   5.80% 10/1/16 ...................................      250,000      251,342
Johnson County Water Revenue
   5.25% 12/1/15 ...................................      175,000      168,453
Kansas City Utility System Revenue
   (FGIC) 6.375% 9/1/23 ............................      605,000      615,430
                                                                   -----------
                                                                     1,035,225
                                                                   -----------

Total Municipal Bonds
   (cost $14,602,921)                                              $14,393,091
                                                                   -----------


Total Market Value of Securities - 99.33%
   (cost $14,602,921) ..............................               $14,393,091
Receivables and Other Assets
   Net of Liabilities - 0.67% ......................                    96,695
                                                                   -----------
Net Assets Applicable to 1,418,141
   Shares Oustanding - 100.00% .....................               $14,489,786
                                                                   ===========


Net Asset Value - Delaware Tax-Free
   Kansas Fund A Class
   ($10,157,646 / 994,618 shares) ..................                    $10.21
                                                                        ------
Net Asset Value - Delaware Tax-Free
   Kansas Fund B Class
   ($4,097,423 / 400,536 shares) ...................                    $10.23
                                                                        ------
Net Asset Value - Delaware Tax-Free
   Kansas Fund C Class
   ($234,717 / 22,987 shares) ......................                    $10.21
                                                                        ------

                                                                       Market
                                                                       Value
--------------------------------------------------------------------------------
Components of Net Assets at February 29, 2000:
Shares of beneficial interest (unlimited
   authorization - no par) .........................               $14,815,314
Accumulated net realized loss
   on investments ..................................                  (115,698)
Net unrealized depreciation
   of investments ..................................                  (209,830)
                                                                   -----------
Total net assets ...................................               $14,489,786
                                                                   ===========

----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
+ Inverse floater represents a security that pays interest rates that increase (decrease) with a decrease (increase) in a sprecified index.
   Interest rates disclosed are in effect February 29, 2000.

Summary of Abbreviations:
AMBAC - Insured by AMBAC Indemnity Corporation
FGIC  - Insured by the Financial Guaranty Insurance Company
FHA   - Insured by the Federal Housing Authority
FNMA  - Insured by the Federal National Mortgage Asscociation
FSA   - Insured by Financial Security Assurance
MBIA  - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price Per Share -
   Delaware Tax-Free Kansas Fund
Net asset value A Class (A) ........................                   $10.21
Sales charge (3.75% of offering price
   or 3.92% of amount invested per share) (B) ......                     0.40
                                                                       ------
Offering price .....................................                   $10.61
                                                                       ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE MISSOURI INSURED FUND
---------------------------------------

                                                        Principal     Market
February 29, 2000 (Unaudited)                            Amount       Value
--------------------------------------------------------------------------------
  Municipal Bonds - 98.47%
  General Obligation Bonds - 5.01%
  Franklin County School District
     (FGIC) 5.75% 3/1/13 ...........................   $  155,000   $  156,056
  St. Charles (FSA) 5.75% 3/1/15 ...................    1,000,000    1,004,520
**St. Charles County Missouri Francis
   Howell School District Capital
   Appreciation (FGIC) 5.956% 3/1/16 ...............    2,000,000      781,780
**St. Charles County Missouri Francis
   Howell School District Capital
   Appreciation (FGIC) 6.006% 3/1/17 ...............    1,500,000      548,340
                                                                   -----------
                                                                     2,490,696
                                                                   -----------

  Higher Education Revenue Bonds - 1.92%
  Missouri State Health & Education
    Facility - Central Missouri State
    University (AMBAC) 5.75% 10/1/25 ...............    1,000,000      954,900
                                                                   -----------
                                                                       954,900
                                                                   -----------
  Hospital Revenue Bonds - 26.02%
  Cape Girardeau SE Missouri Hospital
    (MBIA) 5.25% 6/1/16 ............................    1,000,000      942,540
  Hannibal Health Facilities Series A
    (Hannibal Regional Hospital)
    (FSA) 5.625% 3/1/12 ............................    2,500,000    2,496,750
  Hannibal Health Facilities Series A
    (Hannibal Regional Hospital)
    (FSA) 5.75% 3/1/22 .............................    1,000,000      955,590
  Jackson County St. Joseph's Hospital
    (MBIA) 6.50% 7/1/12 ............................    1,895,000    1,981,393
  Jackson County St. Mary's Hospital
    (MBIA) 5.75% 7/1/24 ............................    2,000,000    1,901,940
  Missouri State Health & Education
    Facility (Children's Mercy Hospital)
    (MBIA) 5.65% 5/15/23 ...........................    1,000,000      946,800
  Missouri State Health & Education
    Facility (Health Midwest)
    (MBIA) 6.25% 2/15/22 ...........................    1,000,000    1,007,240
  Missouri State Health & Education
    Facility (Heartland Health Systems)
    (AMBAC) 6.35% 11/15/17 .........................    1,250,000    1,275,225
  Missouri State Health & Education
    Facility (SSM Health Care)
    (MBIA) 6.40% 6/1/10 ............................      500,000      534,025
  Missouri State Health & Education
    Facility (St. Luke's Health Systems)
    (MBIA) 5.125% 11/15/19 .........................    1,000,000      890,050
                                                                   -----------
                                                                    12,931,553
                                                                   -----------
  Housing Revenue Bonds - 14.09%
  Missouri Single Family Housing
    (FNMA/GNMA) 7.20% 9/1/26 .......................    1,515,000    1,607,218
  Missouri Single Family Housing
    (FNMA/GNMA) 7.25% 9/1/26 .......................    1,785,000    1,893,332

                                                        Principal     Market
                                                          Amount      Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Housing Revenue Bonds (continued)
  Missouri Single Family Housing
    (FNMA/GNMA) 7.45% 9/1/27 .......................   $1,455,000   $1,565,144
  Missouri Single Family Housing
    (FNMA/GNMA) 7.55% 9/1/27 .......................    1,350,000    1,438,385
  Missouri Single Family Housing
    (GNMA) 7.20% 12/1/17 ...........................      155,000      162,548
  Missouri Single Family Housing
    (GNMA) 7.25% 12/1/20 ...........................      320,000      333,955
                                                                    ----------
                                                                     7,000,582
                                                                    ----------

  Industrial Development Revenue Bonds -2.04%
  St. Louis Municipal Finance Corporation
    City Lease Revenue-City Justice
    Center, Series A
    (AMBAC) 5.95% 2/15/16 ..........................    1,000,000    1,012,580
                                                                    ----------
                                                                     1,012,580
                                                                    ----------

  Municipal Lease Bonds - 2.01%
  Kansas City Muehlebach Hotel
    (FSA) 5.90% 12/1/18 ............................    1,000,000      999,890
                                                                    ----------
                                                                       999,890
                                                                    ----------

  Power Authority Revenue Bonds - 3.83%
 +Puerto Rico Electric Power Authority
    Revenue Series DD Inverse Floater
    (FSA) 5.11% 7/1/19 .............................    1,275,000      853,485
  Sikeston Electric Revenue
    (MBIA) 6.00% 6/1/13 ............................    1,000,000    1,049,380
                                                                    ----------
                                                                     1,902,865
                                                                    ----------

 *Pre-Refunded/Escrowed to Maturity Bonds - 28.22%
  Clark County School District
    (FSA) 5.75% 3/1/15-05 ..........................    1,775,000    1,808,867
  Franklin County School District
    (FGIC) 5.75% 3/1/13-03 .........................      945,000      961,065
**Greene County Single Family Mortgage
    Revenue - (Private Mortgage
    Insurance) (Escrowed to
    maturity) 6.176% 3/1/16 ........................    1,225,000      462,756
  Kansas City Airport Revenue
    (FSA) 6.875% 9/1/14-04 .........................    1,675,000    1,817,660
  Sikeston Electric Revenue
    (MBIA) 6.25% 6/1/12-02 .........................    2,000,000    2,099,860
  St. Charles School District
    (FGIC) 6.50% 2/1/14-06 .........................    1,250,000    1,336,300
  St. Louis County School District #8
    (MBIA) 5.60% 2/15/15-05 ........................    1,490,000    1,526,103
  St. Louis Municipal Finance Corporation
    Leasehold Revenue
    (FGIC) 6.25% 2/15/12-05 ........................    1,850,000    1,946,921
  Troy School District #3 Lincoln County
    (MBIA) 6.10% 3/1/14-05 .........................    1,235,000    1,292,168

                                                         Principal     Market
Delaware Tax-Free Missouri Insured Fund                   Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
*Pre-Refunded/Escrowed to Maturity
    Bonds - 28.22%
 West Platte School District
    (MBIA) 5.85% 3/1/15-05 .........................    $ 750,000  $   776,527
                                                                   -----------
                                                                    14,028,227
                                                                   -----------
 Utility Revenue Bonds - 4.50%
 Missouri Environmental Pollution
   Control Revenue - St. Joseph's
   Light and Power Co.
   (AMBAC) 5.85% 2/1/13 ............................    2,200,000    2,235,530
                                                                   -----------
                                                                     2,235,530
                                                                   -----------

 Water & Sewer Revenue Bonds - 4.37%
 Liberty Sewer (MBIA) 6.00% 2/1/08 .................      600,000      630,774
 Liberty Sewer (MBIA) 6.15% 2/1/15 .................    1,500,000    1,541,295
                                                                   -----------
                                                                     2,172,069
                                                                   -----------

 Other Revenue Bonds - 6.46%
 Kansas City Municipal Assistance -
   Bartle Hall Convention Center
   (MBIA) 5.60% 4/15/16 ............................      940,000      915,626
 Missouri State Environmental -
   State Revolving Fund - Branson
   (FSA) 6.05% 7/1/16 ..............................    2,265,000    2,294,422
                                                                   -----------
                                                                     3,210,048
                                                                   -----------

 Total Municipal Bonds
   (cost $48,634,829) ..............................                48,938,940
                                                                   -----------


 Total Market Value of Securities - 98.47%
   (cost $48,634,829) ..............................               $48,938,940
                                                                   -----------
 Receivables and Other Assets
   Net of Liabilities - 1.53% ......................                   759,029
                                                                   -----------
 Net Assets Applicable to 4,959,033
   Shares Outstanding - 100.00% ....................               $49,697,969
                                                                   ===========

 Net Asset Value - Delaware Tax-Free
   Missouri Insured A Class
   ($39,514,024 / 3,942,632 shares) ................                    $10.02
                                                                        ------
 Net Asset Value - Delaware Tax-Free
   Missouri Insured B Class
   ($9,942,568 / 992,330 shares) ...................                    $10.02
                                                                        ------
 Net Asset Value - Delaware Tax-Free
   Missouri Insured C Class
   ($241,377 / 24,071 shares) ......................                    $10.03
                                                                        ------

                                                                       Market
                                                                       Value
--------------------------------------------------------------------------------
Components of Net Assets At February 29, 2000:
Shares of beneficial interest (unlimited
   authorization - no par) .........................               $50,321,014
Undistributed net investment loss ..................                      (265)
Accumulated net realized loss
   on investments ..................................                  (926,891)
Net unrealized appreciation
   of investments ..................................                   304,111
                                                                   -----------
Total net assets ...................................               $49,697,969
                                                                   ===========
----------------------

* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

** Zero coupon bond - The interest rate shown is the effective yield as of February 29, 2000.

+ Inverse floater represents a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect February 29, 2000.


Summary of Abbreviations:
AMBAC - Insured by the Ambac Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company FNMA - Insured by the Federal National Mortgage Asscociation
FSA   - Insured by Financial Security Assurance
GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price Per Share -
   Delaware Tax-Free Missouri Insured Fund
Net asset value A Class (A) ........................                    $10.02
Sales charge (3.75% of offering price or
   3.89% of amount invested per share) (B) .........                      0.39
                                                                        ------
Offering price .....................................                    $10.41
                                                                        ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE MONTANA MUNICIPAL BOND FUND
------------------------------------

                                                          Principal     Market
February 29, 2000 (Unaudited)                              Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds - 88.43%
 General Obligation Bonds - 7.76%
 Montana St Long Range Building
   Program- Series D 5.375% 8/1/12 .................      $75,000     $ 75,178
 Puerto Rico Commonwealth Public
   Improvement 4.50% 7/1/23 ........................       50,000       39,553
 Puerto Rico Commonwealth
   5.375% 7/1/25 ...................................       50,000       45,350
                                                                      --------
                                                                       160,081
                                                                      --------
 Higher Education Revenue Bonds - 46.16%
 Montana State Higher Education Student
   Assistance Corporation - Student
   Loan - Series B 6.40% 12/1/32 ...................      475,000      467,899
 Montana State Board of Regents -
   University of Montana Series F
   5.75% 5/15/24 ...................................      500,000      484,720
                                                                      --------
                                                                       952,619
                                                                      --------
 Hospital Revenue Bonds - 9.64%
 Montana State Health Facilities Authority
   Health Care Master Loan Program -
   Marcus Daly - Series A 6.00% 8/1/20 .............      100,000       98,950
 Montana Health Facilities Authority -
   Variable Rate - Health Care -
   Pooled Loan Program 3.85% 12/1/20 ...............      100,000      100,000
                                                                      --------
                                                                       198,950
                                                                      --------
 Housing Revenue Bonds - 4.86%
 Montana State Board of Housing -
   Single Family Mortgage -
   Series A1 6.00% 6/1/16 ..........................      100,000      100,289
                                                                      --------
                                                                       100,289
                                                                      --------
 Pollution Control Revenue Bonds - 4.85%
 Forsyth Montana Pollution Control -
   Montana Power Company - Series A
   (AMBAC) 6.125% 5/1/23 ...........................      100,000      100,187
                                                                      --------
                                                                       100,187
                                                                      --------
 Power Authority Revenue Bonds - 2.17%
 Puerto Rico Electric Power Authority
   Series Z 5.25% 7/1/21 ...........................       50,000       44,689
                                                                       -------
                                                                        44,689
                                                                       -------
*Pre-Refunded/Escrowed to Maturity Bonds - 3.66%
 Puerto Rico Telephone Authority
   (Escrowed to maturity) (AMBAC)
   4.95% 1/1/03 ....................................       75,000       75,625
                                                                      --------
                                                                        75,625
                                                                      --------

 Other Revenue Bonds - 9.33%
 Billings Montana Industrial Development
   Floating Rate 3.90% 12/1/14 .....................      100,000      100,000

                                                          Principal    Market
                                                            Amount      Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Other Revenue Bonds (continued)
Virgin Islands Public Finance Authority
   Revenue Sub Lien Funded Loan Notes
   Series E 5.875% 10/1/18 .........................     $100,000   $   92,498
                                                                    ----------
                                                                       192,498
                                                                    ----------
Total Municipal Bonds
   (cost $1,831,002) ...............................                 1,824,938
                                                                    ----------

Total Market Value of Securities - 88.43%
   (cost $1,831,002) ...............................                $1,824,938
Receivables and Other Assets
   Net of Liabilities - 11.57% .....................                   238,658
                                                                    ----------
Net Assets Applicable to 376,166 Shares
   Outstanding - 100.00% ...........................                $2,063,596
                                                                    ==========

Net Asset Value - Delaware Montana
   Municipal Bond Fund A Class
   ($1,212,555 / 221,033 shares) ...................                     $5.49
                                                                         -----
Net Asset Value - Delaware Montana
   Municipal Bond Fund B Class
   ($602,189 / 109,771 shares) .....................                     $5.49
                                                                         -----
Net Asset Value - Delaware Montana
   Municipal Bond Fund C Class
   ($248,852 / 45,362 shares) ......................                     $5.49
                                                                         -----


Components of Net Assets at February 29, 2000:
Shares of beneficial interest (unlimited
   authorization - no par) .........................                $2,069,925
Undistributed net investment loss ..................                      (265)
Net unrealized depreciation on
   investments .....................................                    (6,064)
                                                                    ----------
Total net assets ...................................                $2,063,596
                                                                    ==========

----------------------

* For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

Summary of Abbreviation:
AMBAC - Insured by the AMBAC Indemnity Corporation

Net Asset Value and Offering Price Per Share -
   Delaware Montana Municipal Bond Fund
Net asset value A Class (A) ........................                     $5.49
Sales charge (3.75% of offering price or
   3.83% of amount invested per share) (B) .........                      0.21
                                                                         -----
Offering price .....................................                     $5.70
                                                                         =====
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Assets and Liabilities


                                                               Delaware Montana
February 29, 2000 (Unaudited)                                Municipal Bond Fund
--------------------------------------------------------------------------------
ASSETS:
Investments at market (cost $1,831,002) .....................       $ 1,824,938
Cash ........................................................           401,457
Interest receivable .........................................            27,347
Subscriptions receivable ....................................            16,700
Other assets ................................................             3,325
                                                                    -----------
Total assets ................................................         2,273,767
                                                                    -----------

LIABILITIES:
Payable for securities purchased ............................           199,351
Other accounts payable and accrued expenses .................            10,820
                                                                    -----------
Total liabilities ...........................................           210,171
                                                                    -----------
Total net assets ............................................       $ 2,063,596
                                                                    ===========

                             See accompanying notes

 DELAWARE TAX-FREE NORTH DAKOTA FUND
 -----------------------------------
                                                        Principal       Market
 February 29, 2000 (Unaudited)                            Amount        Value
--------------------------------------------------------------------------------
 Municipal Bonds - 99.08%
 General Obligation Bonds - 1.88%
 Grand Forks Sewer Reserve
  6.70% 6/1/07 .....................................    $270,000     $  275,476
 Puerto Rico Commonwealth Refunding
  Public Improvement 4.50% 7/1/23 ..................     250,000        197,765
                                                                     ----------
                                                                        473,241
                                                                     ----------
 Higher Education Revenue Bonds - 6.72%
 Burleigh County North Dakota University
  Facility Revenue University
  of Mary Project 5.625% 12/1/15 ....................  1,000,000        924,640
 North Dakota State University Housing
  and Auxiliary Facility 6.30% 4/1/07 ...............    250,000        256,218
 North Dakota State University Housing
  and Auxiliary Facility 6.50% 4/1/12 ...............    500,000        513,100
                                                                    -----------
                                                                      1,693,958
                                                                    -----------
 Hospital Revenue Bonds - 26.33%
 Cando, North Dakota Nursing Facility
  Revenue - Towner County Medical
  Center Project 7.125% 8/1/22 ......................  1,000,000        976,440
 Carrington, North Dakota Health Facility
  Revenue for Carrington Health Center
  6.25% 11/15/15 ....................................    500,000        500,950
 Cass County, North Dakota Health
  Facility Revenue for Catholic Health -
  Villa Nazareth Project 6.25% 11/15/14 .............  1,000,000      1,003,510
 Fargo Hospital Facility St. Luke's
  Hospital, Series 1992 6.50% 6/1/15 ................  1,000,000      1,024,800
 Grand Forks, North Dakota Senior
  Housing Revenue 4000 Valley Square
  Project 6.25% 12/1/34 .............................  2,000,000      1,648,320
 Grand Forks, United Hospital Obligated
  Group (MBIA) 6.125% 12/1/14 .......................    225,000        229,135
 Grand Forks, United Hospital Obligated
  Group (MBIA) 6.25% 12/1/19 ........................    250,000        252,845
 Killdeer, North Dakota Nursing Care
  Revenue- Hill Top Home of Comfort
  6.00% 11/1/12 .....................................    780,000        702,998
 Valley City, North Dakota Congregate
  Housing Revenue - Bridgeview Estates
  Project 7.25% 8/1/22 ..............................    300,000        296,700
                                                                    -----------
                                                                      6,635,698
                                                                    -----------
 Housing Revenue Bonds - 26.48%
 Minot Single Family Mortgage
  7.70% 8/1/10 ......................................    110,000        112,153
 North Dakota Single Housing Finance
  Agency Single Family Mortgage
  Series A (FHA) 6.75% 7/1/12 .......................    135,000        139,518
 North Dakota Housing Finance Authority
  Single Family Mortgage 6.25% 1/1/17 ...............  2,000,000      2,017,320

                                                        Principal       Market
                                                          Amount         Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Housing Revenue Bonds (continued)
 North Dakota Housing Finance
    Authority Single Family Mortgage
    Series A 6.30% 7/1/16 ........................... $1,690,000     $1,712,730
 North Dakota State Housing Finance
    Agency Revenue Multifamily
    (FNMA) 6.125% 12/1/15 ...........................    500,000        506,270
 North Dakota State Housing Finance
    Agency Revenue Multifamily
    (FNMA) 6.15% 12/1/17 ............................  1,300,000      1,312,597
 North Dakota State Housing Finance
    Agency Single Family Mortgage
    Series E (FNMA) 6.30% 1/1/15 ....................    625,000        635,344
 North Dakota State Housing Finance
    Authority Single Family Mortgage
    Series A 6.95% 7/1/12 ...........................    230,000        238,602
                                                                    -----------
                                                                      6,674,534
                                                                    -----------
 Industrial Development Revenue Bond - 2.06%
 Mercer County Pollution Control Otter
    Tail Power Company Project
    6.90% 2/1/19 ....................................    500,000        518,435
                                                                    -----------
                                                                        518,435
                                                                    -----------
 Power Authority Revenue Bonds - 11.57%
 Mercer County Pollution Control
    Revenue Montana-Dakota Utilities
    Company Project
    (FGIC) 6.65% 6/1/22 .............................    500,000        522,620
 Mercer County Pollution Control
    Revenue For Basin Electric Revenue
    6.05% 1/1/19 ....................................  1,250,000      1,254,025
+Puerto Rico Electric Power Authority
    Rols Inverse Floater (FSA)
    5.13% 7/1/19 ....................................    900,000        602,460
 Puerto Rico Electric Power Authority
    Series Z 5.25% 7/1/21 ...........................    600,000        536,268
                                                                    -----------
                                                                      2,915,373
                                                                    -----------
*Pre-Refunded Bonds - 3.92%
 Bismarck Hospital Alexius Medical
  Center (AMBAC)
  6.90% 5/1/06-01 ...................................    500,000        522,710
 Burleigh County University Facilities
  University of Mary Project
   7.125% 12/1/11-01 ................................    250,000        261,977
 Fargo Park District Revenue
   7.25% 11/1/11-00 .................................    200,000        203,946
                                                                    -----------
                                                                        988,633
                                                                    -----------
Territorial Revenue Bond - 3.29%
Guam Power Series A 5.125% 10/1/29 .................   1,000,000        830,490
                                                                    -----------
                                                                        830,490
                                                                    -----------

                                                        Principal       Market
Delaware Tax-Free North Dakota Fund                       Amount         Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Transportation Revenue Bond - 5.49%
 Puerto Rico Commonwealth Highway
  & Transportation Authority
  Series Y 5.50% 7/1/26 ...........................  $1,500,000     $ 1,382,655
                                                                    -----------
                                                                      1,382,655
                                                                    -----------
 Other Revenue Bonds - 11.34%
 North Dakota Building Authority
  Revenue (FSA) 6.00% 12/1/14 .....................   1,310,000       1,323,834
 North Dakota Building Authority
  Revenue (FSA) 6.10% 12/1/16 .....................   1,480,000       1,494,978
 North Dakota State Student Loan
  (AMBAC) 7.00% 7/1/05 ............................      40,000          40,684
                                                                     -----------
                                                                      2,859,496
                                                                     -----------
 Total Municipal Bonds
  (cost $25,518,528) ..............................                 $24,972,513
                                                                    ------------

 Total Market Value of Securities - 99.08%
  (cost $25,518,528) ..............................                 $24,972,513

 Receivables and Other Assets
  Net of Liabilities - 0.92% ......................                     232,872
                                                                    ------------
 Net Assets Applicable to 2,431,926
  Shares Outstanding 100.00% ......................                 $25,205,385
                                                                    ===========
 Net Asset Value - Delaware Tax-Free
  North Dakota Fund A Class
  ($23,903,370 / 2,306,290 shares) ................                      $10.36
                                                                         ------
 Net Asset Value - Delaware Tax-Free
  North Dakota Fund B Class
  ($987,001 / 95,231 shares) ......................                      $10.36
                                                                         ------
 Net Asset Value - Delaware Tax-Free
  North Dakota Fund C Class
  ($315,014 / 30,405 shares) ......................                      $10.36
                                                                         ------

                                                                        Market
                                                                         Value
--------------------------------------------------------------------------------
Components of Net Assets at February 29, 2000:
Shares of beneficial interest (unlimited
 authorization - no par) ...........................                $25,798,614
Accumulated net realized loss
 on investments ....................................                    (47,214)
Net unrealized depreciation
 of investments ....................................                   (546,015)
                                                                    -----------
Total net assets ...................................                $25,205,385
                                                                    ===========
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
+ Inverse floater represents a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect February 29, 2000.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by the Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price Per Share -
 Delaware Tax-Free North Dakota Fund
Net asset value A Class (A)                                              $10.36
Sales charge (3.75% of offering price, or
   3.86% of amount invested per share) (B)                                 0.40
                                                                         ------
Offering price                                                           $10.76
                                                                         ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE OREGON INSURED FUND
-------------------------------------

                                                        Principal       Market
February 29, 2000 (Unaudited)                            Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds - 99.06%
  Certificates of Participation - 5.34%
  Oregon State Department Administrative
   Services Certificate of Participation-
   Series A (AMBAC) 5.00% 5/1/24 ...................   $2,000,000    $1,725,880
                                                                     ----------
                                                                      1,725,880
                                                                     ----------
  General Obligation Bonds - 23.15%
  Clackamas County Oregon School
   District (FGIC) 4.80% 6/1/18 ....................    1,350,000     1,159,636
**Columbia County Oregon School
   District (FGIC) 6.006% 6/1/17 ...................    1,000,000       360,190
  Hermiston Water Bonds
   (AMBAC) 6.20% 8/1/24 ............................      500,000       503,790
  Josephine County Oregon
   (AMBAC) 4.875% 6/1/18 ...........................    1,000,000       867,180
  Lane County School District #19
   (Springfield) (FGIC) 6.00% 10/15/14 .............      500,000       522,290
  Lincoln County School District
   (FGIC) 5.25% 6/15/12 ............................    1,450,000     1,424,147
  Malheur County Jail
   (MBIA) 6.30% 12/1/12 ............................      500,000       520,420
  Multnomah County School District #3
   Park Rose (FGIC) 5.50% 12/1/11 ..................      500,000       502,320
  North Unit Irrigation District
   (MBIA) 5.75% 6/1/16 .............................    1,000,000       999,900
  Portland (MBIA) 5.75% 6/1/15 .......................    500,000       501,070
**Umatilla County Oregon School
   District #6R Umatilla
   (AMBAC) 6.177% 12/15/22 .........................      200,000        49,980
  Washington County School District
   (Sherwood) (FSA) #88J 6.10% 6/1/12 ..............       65,000        66,869
                                                                      ---------
                                                                      7,477,792
                                                                      ---------
  Higher Education Revenue Bonds - 14.02%
  Central Oregon Community College
   (FGIC) 5.90% 6/1/09 .............................      750,000       767,977
  Oregon Health and Education Authority
   for Lewis & Clark College
   (MBIA) 6.125% 10/1/24 ...........................    1,055,000     1,061,446
  Oregon Health and Education Authority
   for Reed College
   (MBIA) 5.375% 7/1/25 ............................    1,000,000       920,270
**Oregon Health Sciences University
   (MBIA) 6.167% 7/1/21 ............................    6,500,000     1,778,465
                                                                     ----------
                                                                      4,528,158
                                                                     ----------
  Hospital Revenue Bonds - 3.16%
  Western Lane Hospital District for
   Sisters of St. Joseph Peace Hospital
   (MBIA) 5.8575% 8/1/12 ...........................    1,000,000     1,021,060
                                                                     ----------
                                                                      1,021,060
                                                                     ----------

                                                        Principal       Market
                                                          Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Housing Revenue Bonds - 3.35%
  Oregon Health, Housing, Educational
   and Cultural Facilities Authority for
   Pier Park Project
   (GNMA) 6.05% 4/1/18 .............................   $1,095,000    $1,080,732
                                                                     ----------
                                                                      1,080,732
                                                                     ----------
  Power Authority Revenue Bonds - 6.05%
  Central Lincoln Peoples Utility District
   (AMBAC) 5.75% 1/1/15 ............................      500,000       500,995
  Northern Wasco County Peoples Utility
     District (FGIC) 5.625% 12/1/22 ..................    1,000,000     951,310
 +Puerto Rico Electric Power Authority
   Revenue Series DD Inverse Floater
   (FSA) 5.11% 7/1/19 ..............................      750,000       502,050
                                                                     ----------
                                                                      1,954,355
                                                                     ----------
 *Pre-Refunded Bonds - 24.18%
  Chemeketa Community College
   (FGIC) 5.80% 6/1/12-06 ..........................    1,500,000     1,552,980
  Eugene Electric Revenue
   Series C (MBIA) 5.80% 8/1/22-04 .................    1,250,000     1,302,163
  Lane County School District #19
   (Springfield) (MBIA)
   6.30% 10/15/14-04 ...............................      500,000       531,725
  Multnomah County School
   District #39 Corbett
   (MBIA) 6.00% 12/1/13-04 .........................      500,000       521,055
  Oregon State Department
   Administrative Services Certificate
   of Participation-Series A
   (AMBAC) 5.80% 5/1/24-07 .........................    1,000,000     1,043,560
  Portland Sewer System Revenue
   (FSA) 6.25% 6/1/15-04 ...........................    1,000,000     1,057,650
  Tillamook County
   (FGIC) 6.25% 1/1/14-05 ..........................      250,000       264,765
  Umatilla Pendleton School District
   (AMBAC) #016R 6.00% 7/1/14-04 ...................      500,000       524,435
  Washington County Education Service
   (MBIA) 7.10% 6/1/25-05 ..........................      700,000       765,660
  Washington County School District
   (Sherwood) (FSA) #88J
   6.10% 6/1/12-05 .................................      235,000       246,334
                                                                     ----------
                                                                      7,810,327
                                                                     ----------
  Transportation Revenue Bonds - 5.76%
  Portland Airport Revenue for Portland
   International Airport (FGIC)
   5.625% 7/1/26 ...................................    2,000,000     1,861,280
                                                                     ----------
                                                                      1,861,280
                                                                     ----------

                                                        Principal       Market
Delaware Tax-Free Oregon Insured Fund                     Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Water & Sewer Revenue Bonds - 14.05%
Beaverton Water Revenue
   (FSA) 6.125% 6/1/14 .............................     $500,000   $   513,885
Klamath Falls Water Revenue
   (FSA) 6.10% 6/1/14 ..............................      500,000       513,235
Portland Oregon Sewer System
   Revenue (MBIA) 4.50% 6/1/18 .....................    1,855,000     1,532,638
Salem Water & Sewer Revenue
   (MBIA) 5.50% 6/1/14 .............................    1,000,000       990,180
Salem Water & Sewer Revenue
   (MBIA) 5.625% 6/1/16 ............................    1,000,000       986,820
                                                                    -----------
                                                                      4,536,758
                                                                    -----------
Total Municipal Bonds
   (cost $32,832,607) ..............................                 31,996,342
                                                                    -----------
Total Market Value of Securities - 99.06%
   (cost $32,832,607) ..............................                $31,996,342
Receivables and Other Assets
   Net of Liablilities - 0.94% .....................                    304,696
                                                                    -----------
Net Assets Applicable to 3,413,573
   Shares Outstanding - 100.00% ....................                $32,301,038
                                                                    ===========
Net Asset Value - Delaware Tax-Free
   Oregon Insured Fund A Class
   ($22,977,145 / 2,428,641 shares) ................                      $9.46
                                                                          -----
Net Asset Value - Delaware Tax-Free
   Oregon Insured Fund B Class
   ($7,616,703 / 804,730 shares) ...................                      $9.46
                                                                          -----
Net Asset Value - Delaware Tax-Free
   Oregon Insured Fund C Class
   ($1,707,190 / 180,202 shares) ...................                      $9.47
                                                                          -----

                                                                        Market
                                                                         Value
--------------------------------------------------------------------------------
Components of Net Assets at February 29, 2000:
Shares of beneficial interest (unlimited
   authorization - no par) .........................                $33,926,748
Accumulated net realized loss
   on investments ..................................                   (789,445)
Net unrealized deprecaition
   of investments ..................................                   (836,265)
                                                                    -----------
Total net assets ...................................                $32,301,038
                                                                    ===========
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

** Zero coupon bond - The interest rate shown is the effective yield as of February 29, 2000.

+ Inverse floater represents a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect February 29, 2000.

Summary of abbreviation:
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by the Financial Security Assurance
GNMA - Insured by the Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price Per Share -
   Delaware Tax-Free Oregon Insured Fund
Net asset value A Class (A) ........................                      $9.46
Sales charge (3.75% of offering price, or
   3.91% of amount invested per share) (B) .........                       0.37
                                                                          -----
Offering price .....................................                      $9.83
                                                                          =====
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See in the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE WISCONSIN FUND
--------------------------------

                                                        Principal       Market
February 29, 2000 (Unaudited)                             Amount        Value
--------------------------------------------------------------------------------
  Municipal Bonds - 98.43%
  Higher Education Revenue Bonds - 2.42%
  Madison Community Development
   Authority Revenue - Edgewood
   College 6.25% 4/1/14 ............................    $ 500,000      $516,080
  Puerto Rico Educational Facility
   Revenue - Polytechnic University
   6.50% 8/1/24 ....................................      285,000       290,652
                                                                    -----------
                                                                        806,732
                                                                    -----------
  Hospital Revenue Bonds - 0.58%
  Kaukauna Housing Authority
   Revenue - St. Paul Home Inc.
   6.10% 9/1/07 ....................................      200,000       193,132
                                                                    -----------
                                                                        193,132
                                                                    -----------
  Housing Revenue Bonds - 30.20%
  Dane County Multifamily Housing
   Revenue - Forest Harbor Apartment
   Project 5.85% 7/1/11 ............................      125,000       124,784
  Dane County Multifamily Housing
   Revenue - Forest Harbor Apartment
   Project 5.90% 7/1/12 ............................      125,000       123,375
  Grant County Housing Authority Revenue
   Refunding - Orchard Manor
   5.35% 7/1/26 ....................................    1,000,000       892,330
  Green Bay Housing Authority
   Multifamily Housing Revenue -
   Moraine Limited - Series A (FHA)
   6.15% 12/1/30 ...................................    2,125,000     2,084,072
  La Crosse Housing Authority Washburn
   Project 6.375% 10/1/16 ..........................      100,000        92,263
  La Crosse Housing Authority Washburn
   Project 6.50% 10/1/26 ...........................      250,000       225,850
  Milwaukee Redevopment Authority
   Multifamily Housing 6.30% 8/1/38 ................    1,455,000     1,432,142
  New Berlin Multifamily Housing
   Authority Revenue - Pinewood
   Creek Project 7.125% 5/1/24 .....................      500,000       506,750
  Puerto Rico Housing Authority
   Single Family Mortgage Revenue
   6.85% 10/15/23 ..................................      625,000       641,581
  Puerto Rico Housing Bank And
   Finance Agency Single Family
   Mortgage Revenue
   (GNMA) 6.25% 4/1/29 .............................      660,000       668,224
  Superior Housing Authority -
   St. Francis Project
   (GNMA) 6.00% 1/20/22 ............................      565,000       552,180
  Superior Housing Authority -
   St. Francis Project
   (GNMA) 6.15% 7/20/31 ............................      835,000       817,882

                                                        Principal       Market
                                                          Amount         Value
  ------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Housing Revenue Bonds (continued)
  Waukesha Housing Westgrove
   Wood Project
   (GNMA) 6.00% 12/1/31 ............................   $1,500,000   $ 1,446,330
  Wauwatosa Multifamily Housing
   Revenue - Harwood Place, Inc.
   5.75% 12/1/08 ...................................      480,000       472,517
                                                                    -----------
                                                                     10,080,280
                                                                    -----------
  Industrial Development Revenue Bonds - 15.18%
  Hartford Community Development
   Authority Lease Revenue
   6.15% 12/1/09 ...................................      240,000       248,741
  Milwaukee Redevelopment Authority
   Revenue - Goodwill Industries, Inc.
   6.35% 10/1/09 ...................................    2,000,000     2,042,420
  Omro Commmunity Development
   Authority 5.875% 12/1/11 ........................      300,000       306,117
  Puerto Rico Industrial Medical
   Environmental Revenue - PepsiCo
   Project 6.25% 11/15/13 ..........................    1,100,000     1,144,594
  Two Rivers Community Development
   Authority Revenue Architectural
   Forest Products 6.35% 12/15/12 ..................      250,000       236,628
  West Allis Community Developement
   Authority Revenue-Poblocki
   Investments, Ltd. 5.90% 5/1/03 ..................    1,080,000     1,089,482
                                                                    -----------
                                                                      5,067,982
                                                                    -----------
  Lease/Certificates of Participation - 15.89%
  Cudahy Community Development
   Authority Revenue 6.00% 6/1/11 ..................    1,000,000     1,022,840
  De Forest Redevelopment Lease
   Revenue 6.25% 2/1/18 ............................    1,000,000     1,019,360
  Little Chute Community Development
   Lease Revenue 5.625% 3/1/19 .....................      680,000       659,559
  Madison Community Development
   Authority, Monona Terrace
   Community Project 5.80% 3/1/05 ..................      125,000       129,037
  Madison Community Development
   Authority, Monona Terrace Community
   Project 5.90% 3/1/06 ............................      365,000       377,246
  Madison Community Development
   Authority, Monona Terrace Community
   Project 6.10% 3/1/10 ............................    1,500,000     1,561,380
  Redgranite Wisconsin Community
   Development Authority Revenue
   5.85% 3/1/18 ....................................      605,000       536,683
                                                                    -----------
                                                                      5,306,105
                                                                    -----------

                                                        Principal       Market
  Delaware Tax-Free Wisconsin Fund                        Amount        Value
  ------------------------------------------------------------------------------
  Municipal Bonds (continued)
 *Pre-Refunded/Escrowed to Maturity - 15.93%
  Puerto Rico Municipal Finance
   Authority (FSA) 6.00% 7/1/14-04 .................   $1,800,000   $ 1,909,710
  Puerto Rico Telephone Authority
   Revenue 5.75% 1/1/11-02 .........................      285,000       290,871
  Southeast Wisconsin Professional
   Baseball Park District Sales Tax
   Revenue (MBIA) 5.80% 12/15/26-07 ................    1,000,000     1,043,120
  Superior Redevelopment Authority
   Revenue-Superior Memorial Hospital
   (FHA) 5.80% 5/1/10-02 ...........................      250,000       259,672
  Virgin Islands Public Finance Authority
   (Escrowed to maturity)
   7.30% 10/1/18 ...................................      700,000       818,405
  Wisconsin Housing Finance Authority
   (FHA) 6.10% 6/1/21-17 ...........................      980,000       994,788
                                                                    -----------
                                                                      5,316,566
                                                                    -----------
  Power Authority Revenue Bonds - 6.92%
  Guam Power Authority Revenue
   Bonds, 99A 5.125% 10/1/29 .......................    1,000,000       830,490
  Puerto Rico Electric Power Authority
   Revenue Series U 6.00% 7/1/14 ...................    1,450,000     1,479,638
                                                                    -----------
                                                                      2,310,128
                                                                    -----------
  Other Revenue Bonds - 11.31%
**Southeast Wisconsin Professional
  Baseball Park District Lease
   Certificates (MBIA)
   6.056% 12/15/15 .................................    1,000,000       389,740
**Southeasat Wisconsin Professional
  Baseball Park District Sales Revenue
   (MBIA) 5.690% 12/15/16 ..........................    1,115,000       406,061
**Southeast Wisconsin Professional
  Baseball Park District
   Sales Tax Revenue
   (MBIA) 6.327% 12/15/24 ..........................    1,500,000       320,130
**Southeast Wisconsin Professional
  Baseball Park District
   Sales Tax Revenue
   (MBIA) 6.337% 12/15/25 ..........................    1,250,000       250,038
  Virgin Islands Public Finance Authority
   Revenue Sub Lien
   Funded Loan Notes Series E
   5.875% 10/1/18 ..................................      650,000       601,237
  Wisconsin Central District Tax Revenue -
   (FSA)-Jr. Dedicated Tax Revenue
   Bonds, 98 A 5.25% 12/15/23 ......................    2,000,000     1,808,740
                                                                    -----------
                                                                      3,775,946
                                                                    -----------
  Total Municipal Bonds
     (cost $33,392,659)                                             $32,856,871
                                                                    -----------

                                                            Number      Market
                                                          of Shares      Value
  ------------------------------------------------------------------------------
  Short-Term Investments - 0.04%
  Wells Fargo National Tax-Free
     Money Market Fund                                     14,769       $14,769
                                                                    -----------
  Total Short-Term Investments
     (cost $14,769)                                                     $14,769
                                                                    -----------
  Total Market Value of Securities - 98.47%
     (cost $33,407,428)                                             $32,871,640
  Receivables and Other Assets
     Net of Liabilities - 1.53%                                         509,687
                                                                    -----------
  Net Assets Applicable to 3,627,245
     Shares Outstanding - 100.00%                                   $33,381,327
                                                                    ===========

  Net Asset Value - Delaware Tax-Free
     Wisconsin Fund A Class
     ($28,944,678 / 3,145,321 shares)                                     $9.20
                                                                          -----
  Net Asset Value - Delaware Tax-Free
     Wisconsin Fund B Class
     ($3,076,420 / 334,556 shares)                                        $9.20
                                                                          -----
  Net Asset Value - Delaware Tax-Free
     Wisconsin Fund C Class
     ($1,360,229 / 147,368 shares)                                        $9.23
                                                                          -----
  Components of Net Assets at February 29, 2000:
  Shares of beneficial interest (unlimited
     authorization - no par )                                       $35,025,432
  Accumulated net realized loss
     on investments                                                  (1,108,317)
  Net unrealized depreciation
     of investments                                                    (535,788)
                                                                    -----------
  Total net assets                                                  $33,381,327
                                                                    ===========
----------------------
 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

** Zero coupon bond - The interest rate shown is the effective yield as of February 29, 2000.

Summary of Abbreviations:
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
GNMA - Insured by the Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price Per Share -
   Delaware Tax-Free Wisconsin Fund
Net asset value A Class (A)                                               $9.20
Sales charge (3.75% of offering price or
   3.91% of amount invested per share) (B)                                 0.36
                                                                          -----
Offering price                                                            $9.56
                                                                          =====
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statements of Operations

                                                                         Delaware    Delaware    Delaware    Delaware
                                    Delaware    Delaware    Delaware     Tax-Free     Montana    Tax-Free    Tax-Free    Delaware
                                    Tax-Free    Tax-Free    Tax-Free     Missouri    Municipal     North      Oregon     Tax-Free
                                      Idaho       Iowa       Kansas      Insured       Bond        Dakota    Insured     Wisconsin
                                      Fund        Fund        Fund         Fund        Fund         Fund       Fund        Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                  Six Months  Six Months   Six Months   Six Months   11/2/99*   Six Months   Six Months  Six Months
                                     Ended       Ended       Ended        Ended          to        Ended       Ended        Ended
                                   2/29/00      2/29/00     2/29/00      2/29/00     2/29/00      2/29/00     2/29/00      2/29/00
                                 (Unaudited)  (Unaudited) (Unaudited)  (Unaudited) (Unaudited)  (Unaudited) (Unaudited)  (Unaudited)
Investment Income:
Interest ......................  $1,660,508  $1,199,218     $478,375  $1,505,142      $18,530    $821,119     $988,370  $1,049,200
                                -----------   ---------    ---------   ---------       ------   ---------    ---------   ---------
Expenses:
Management fees ...............     151,850     114,917       42,827     126,736        2,983      73,274       86,521      96,451
Distribution expense ..........     121,661      73,499       37,399     102,550        2,985      39,470       80,644      60,939
Dividend disbursing and transfer
   agent fees and expenses ....      22,170      26,406       13,895      30,605          875      13,094       15,749      20,300
Accounting and administration .      11,323       8,019        3,300       4,758          250       5,445        7,079       7,600
Reports and statements
   to shareholders ............       9,950      13,800        5,400       7,680          700       3,149        6,968      10,900
Professional fees .............       8,819      15,152        3,050      13,091          325       4,825        8,760       5,800
Registration fees .............       2,000       4,800        1,200         700          125       1,250          200       5,000
Custodian fees ................       1,503       1,800        1,670       4,100          175       1,850        2,073       2,700
Taxes (other than taxes
   on income) .................       1,450       3,531        1,150         250          175         955          200       2,600
Trustees' fees ................         685         561          400         565          150         587          615         640
Other .........................       2,044       2,617        3,709         586          313          51        2,103       2,258
                                -----------   ---------    ---------   ---------       ------   ---------    ---------   ---------
                                    333,455     265,102      114,000     291,621        9,056     143,950      210,912     215,188

Less expenses absorbed
   or waived ..................      (5,498)    (35,047)     (18,019)          -       (3,325)          -      (27,591)    (22,287)
Less expenses paid indirectly .        (640)       (483)        (180)       (586)         (20)       (308)        (400)       (405)
                                -----------   ---------    ---------   ---------       ------   ---------    ---------   ---------
Total operating expenses ......     327,317     229,572       95,801     291,035        5,711     143,642      182,921     192,496
Interest expense ..............           -       1,317          712      12,832            -           -            -       6,612
                                -----------   ---------    ---------   ---------       ------   ---------    ---------   ---------
Total expenses ................     327,317     230,889       96,513     303,867        5,711     143,642      182,921     199,108
                                -----------   ---------    ---------   ---------       ------   ---------    ---------   ---------
Net Investment Income .........   1,333,191     968,329      381,862   1,201,275       12,819     677,477      805,449     850,092
                                -----------   ---------    ---------   ---------       ------   ---------    ---------   ---------
Net Realized and Unrealized
   Loss on Investments:
Net realized loss
   on investments .............    (388,352)   (216,127)     (65,572)    (81,478)           -        (693)    (196,811)   (600,759)
Net change in unrealized
   appreciation/depreciation of
   investments ................  (2,773,476) (1,120,111)    (574,537) (1,525,836)      (6,064) (1,161,146)  (1,079,487)   (705,036)
                                -----------   ---------    ---------   ---------       ------   ---------    ---------   ---------
Net Realized and Unrealized
   Loss on Investments ........  (3,161,828) (1,336,238)    (640,109) (1,607,314)      (6,064) (1,161,839)  (1,276,298) (1,305,795)
                                -----------   ---------    ---------   ---------       ------   ---------    ---------   ---------
Net Increase (Decrease) in
   net assets resulting
   from Operations ............ ($1,828,637)  ($367,909)   ($258,247)  ($406,039)      $6,755   ($484,362)   ($470,849)  ($455,703)
                                ===========   =========    =========   =========       ======   =========    =========   =========

-----------------------
*Date of commencement of operations.

                             See accompanying notes

Statements Of Changes In Net Assets

                                    Delaware Tax-Free           Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                        Idaho Fund                  Iowa Fund              Kansas Fund         Missouri Insured Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  Six Months   Year Ended   Six Months   Year Ended   Six Months  Year Ended  Six Months  Year Ended
                                 Ended 2/29/00   8/31/99   Ended 2/29/00   8/31/99   Ended 2/29/00  8/31/99  Ended 2/29/00  8/31/99
                                  (Unaudited)               (Unaudited)               (Unaudited)             (Unaudited)

Increase (Decrease) in Net
   Assets from Operations:
Net investment income ..........   $1,333,191  $2,362,432     $968,329  $1,928,680     $381,862    $798,618  $1,201,275  $2,502,675
Net realized gain (loss)
   on investments ..............     (388,352)      3,735     (216,127)      4,469      (65,572)    (39,464)    (81,478)     71,644
Net change in unrealized
   appreciation/depreciation
   of investments ..............   (2,773,476) (3,206,434)  (1,120,111) (2,113,084)    (574,537)   (743,441) (1,525,836) (2,815,501)
                                  ----------- -----------  ----------- -----------  ----------- ----------- ----------- -----------
Net increase (decrease) in net
   assets resulting
   from operations .............   (1,828,637)   (840,267)    (367,909)   (179,935)    (258,247)     15,713    (406,039)   (241,182)
                                  ----------- -----------  ----------- -----------  ----------- ----------- ----------- -----------
Distributions to Shareholders
   From:
Net investment income:
   A Class .....................   (1,051,372) (1,935,872)    (855,856) (1,719,461)    (282,680)   (605,332)   (986,599) (2,067,634)
   B Class .....................     (207,809)   (335,490)     (87,684)   (162,016)     (98,793)   (178,626)   (210,175)   (427,632)
   C Class .....................      (73,944)    (87,683)     (24,789)    (47,203)      (7,569)     (7,598)     (4,766)     (7,409)

Net realized gain on
   investments:
   A Class .....................            -           -            -           -            -     (38,685)          -           -
   B Class .....................            -           -            -           -            -     (12,054)          -           -
   C Class .....................            -           -            -           -            -        (373)          -           -
                                  ----------- -----------  ----------- -----------  ----------- ----------- ----------- -----------
                                   (1,333,125) (2,359,045)    (968,329) (1,928,680)    (389,042)   (842,668) (1,201,540) (2,502,675)
                                  ----------- -----------  ----------- -----------  ----------- ----------- ----------- -----------
Capital Share Transactions:
Proceeds from shares sold:
   A Class .....................    3,319,400   9,856,564    1,160,240   3,458,664      543,737   2,372,007   1,189,702   1,609,116
   B Class .....................      704,616   4,177,758      267,523   1,357,796      193,970   1,912,350     259,957     511,000
   C Class .....................    1,002,195   2,255,562       63,806     552,911       75,002     354,261      60,002     172,422

Net asset value of shares issued
   upon reinvestment of
   distributions from net
   investment income and net
   realized gain on investments:
   A Class .....................      720,829   1,311,933      529,213   1,076,296      143,759     317,555     490,339   1,064,643
   B Class .....................      146,292     223,743       58,801     107,503       73,475     131,928     125,647     257,250
   C Class .....................       60,320      71,289       17,414      31,942        7,051       6,220       2,952       4,334
                                  ----------- -----------  ----------- -----------  ----------- ----------- ----------- -----------
                                    5,953,652  17,896,849    2,096,997   6,585,112    1,036,994   5,094,321   2,128,599   3,618,765
                                  ----------- -----------  ----------- -----------  ----------- ----------- ----------- -----------
Cost of shares repurchased:
   A Class .....................   (8,823,722) (4,222,098)  (2,786,861) (4,250,442)  (1,577,101) (3,158,135) (3,222,533) (5,087,919)
   B Class .....................     (843,345) (1,125,972)    (521,729)   (557,678)    (896,939)   (596,102)   (694,746)   (970,200)
   C Class .....................     (510,449)   (475,466)    (182,095)   (444,977)    (292,289)    (15,377)    (45,653)    (44,506)
                                  ----------- -----------  ----------- -----------  ----------- ----------- ----------- -----------
                                  (10,177,516) (5,823,536)  (3,490,685) (5,253,097)  (2,766,329) (3,769,614) (3,962,932) (6,102,625)
                                  ----------- -----------  ----------- -----------  ----------- ----------- ----------- -----------
Increase (decrease) in net assets
   derived from capital share
   transactions ................   (4,223,864) 12,073,313   (1,393,688)  1,332,015   (1,729,335)  1,324,707  (1,834,333) (2,483,860)
                                  ----------- -----------  ----------- -----------  ----------- ----------- ----------- -----------
Net Increase (Decrease) in
   Net Assets ..................   (7,385,626)  8,874,001   (2,729,926)   (776,600)  (2,376,624)    497,752  (3,441,912) (5,227,717)

Net Assets:
Beginning of period ............   57,909,876  49,035,875   43,703,122  44,479,722   16,866,410  16,368,658  53,139,881  58,367,598
                                  ----------- -----------  ----------- -----------  ----------- ----------- ----------- -----------
End of period ..................  $50,524,250 $57,909,876  $40,973,196 $43,703,122  $14,489,786 $16,866,410 $49,697,969 $53,139,881
                                  =========== ===========  =========== ===========  =========== =========== =========== ===========

                             See accompanying notes

                                               Delaware
                                          Montana Municipal   Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                              Bond Fund       North Dakota Fund      Oregon Insured Fund         Wisconsin Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                11/2/99*   Six Months   Year Ended  Six Months  Year Ended   Six Months  Year Ended
                                              to 2/29/00  Ended 2/29/00   8/31/99  Ended 2/29/00  8/31/99   Ended 2/29/00  8/31/99
                                              (Unaudited)  (Unaudited)              (Unaudited)              (Unaudited)
Increase (Decrease) in Net Assets
   from Operations:
Net investment income ..................         $12,819    $677,477   $1,455,799    $805,449   $1,540,396    $850,092   $1,773,222
Net realized gain (loss)
   on investments ......................               -        (693)       8,108    (196,811)      19,477    (600,759)     (13,496)
Net change in unrealized
   appreciation/depreciation
   of investments ......................          (6,064) (1,161,146)  (1,549,466) (1,079,487)  (2,333,795)   (705,036)  (2,175,827)
                                              ---------- -----------  ----------- -----------  ----------- -----------  -----------
Net increase (decrease) in
   net assets resulting
   from operations .....................           6,755    (484,362)     (85,559)   (470,849)    (773,922)   (455,703)    (416,101)
                                              ---------- -----------  ----------- -----------  ----------- -----------  -----------
Distributions to Shareholders From:
Net investment income:
   A Class .............................          (7,881)   (648,884)  (1,406,694)   (611,671)  (1,225,917)   (755,340)  (1,605,902)
   B Class .............................          (3,637)    (21,710)     (43,161)   (159,294)    (261,267)    (64,914)    (112,132)
   C Class .............................          (1,566)     (6,883)      (5,944)    (34,484)     (53,212)    (29,838)     (55,188)

Net realized gain on investments:
   A Class .............................               -           -     (110,320)          -            -           -            -
   B Class .............................               -           -       (3,890)          -            -           -            -
   C Class .............................               -           -         (110)          -            -           -            -
                                              ---------- -----------  ----------- -----------  ----------- -----------  -----------
                                                 (13,084)   (677,477)  (1,570,119)   (805,449)  (1,540,396)   (850,092)  (1,773,222)
                                              ---------- -----------  ----------- -----------  ----------- -----------  -----------
Capital Share Transactions:
Proceeds from shares sold:
   A Class .............................       1,209,012     164,510    1,440,696     740,223    7,214,292     988,458    4,882,591
   B Class .............................         602,692      81,202      208,846     456,600    2,756,229     233,438    1,147,384
   C Class .............................         248,948          62      304,077     481,024      722,342      11,610      554,885
Net asset value of shares issued
   upon reinvestment of
   distributions from net
   investment income and net
   realized gain on investments:
   A Class .............................           5,946     398,644      910,805     369,114      734,060     464,096      905,575
   B Class .............................           2,672      12,407       26,551      80,561      141,931      38,101       67,376
   C Class .............................             655       6,879        5,787      25,576       39,399      25,989       48,880
                                              ---------- -----------  ----------- -----------  ----------- -----------  -----------
                                               2,069,925     663,704    2,896,762   2,153,098   11,608,253   1,761,692    7,606,691
                                              ---------- -----------  ----------- -----------  ----------- -----------  -----------
Cost of shares repurchased:
   A Class .............................               -  (2,587,307)  (4,235,735) (4,717,036)  (3,023,459) (4,781,348)  (4,934,768)
   B Class .............................               -    (111,315)    (107,320)   (638,523)    (441,663)   (285,469)    (457,430)
   C Class .............................               -           -       (1,454)   (340,638)     (54,713)   (132,816)    (292,994)
                                              ---------- -----------  ----------- -----------  ----------- -----------  -----------
                                                       -  (2,698,622)  (4,344,509) (5,696,197)  (3,519,835) (5,199,633)  (5,685,192)
                                              ---------- -----------  ----------- -----------  ----------- -----------  -----------
Increase (decrease) in net assets
   derived from capital share
   transactions ........................       2,069,925  (2,034,918)  (1,447,747) (3,543,099)   8,088,418  (3,437,941)   1,921,499
                                              ---------- -----------  ----------- -----------  ----------- -----------  -----------
Net Increase (Decrease) in
   Net Assets ..........................       2,063,596  (3,196,757)  (3,103,425) (4,819,397)   5,774,100  (4,743,736)    (267,824)

Net Assets:
Beginning of period ....................               -  28,402,142   31,505,567  37,120,435   31,346,335  38,125,063   38,392,887
                                              ---------- -----------  ----------- -----------  ----------- -----------  -----------
End of period ..........................      $2,063,596 $25,205,385  $28,402,142 $32,301,038  $37,120,435 $33,381,327  $38,125,063
                                              ========== ===========  =========== ===========  =========== ===========  ===========

-----------------------
*Date of commencement of operations.

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Tax-Free Idaho Fund - Class A
----------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months    Year    Eight Months     Year        Year       Period
                                                           Ended       Ended       Ended        Ended       Ended      1/4/95(3)
                                                         2/29/00(1)   8/31/99    8/31/98(1)   12/31/97(2)  12/31/96   to 12/31/95
                                                        (Unaudited)
Net asset value, beginning of period ................     $10.940     $11.560      $11.450     $10.910      $11.020     $10.000

Income (loss) from investment operations:
  Net investment income .............................       0.263       0.517        0.356       0.551        0.580       0.600
  Net realized and unrealized gain
   (loss) on investments ............................      (0.600)     (0.620)       0.115       0.552       (0.120)      1.100
                                                          ---------------------------------------------------------------------
  Total from investment operations ..................      (0.337)     (0.103)       0.471       1.103        0.460       1.700
                                                          ---------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net
   investment income ................................      (0.263)     (0.517)      (0.356)     (0.563)      (0.570)     (0.600)
  Distributions from net realized
   gain on investments ..............................           -           -       (0.005)          -            -      (0.080)
                                                          ---------------------------------------------------------------------
  Total dividends and distributions .................      (0.263)     (0.517)      (0.361)     (0.563)      (0.570)     (0.680)
                                                          ---------------------------------------------------------------------

Net asset value, end of period ......................     $10.340     $10.940      $11.560     $11.450      $10.910     $11.020
                                                          =====================================================================

Total return(4) .....................................      (3.10%)     (0.99%)       4.19%      10.41%        4.36%      17.48%

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted) ....................................     $37,095     $44,299      $39,843     $33,788      $27,684     $13,540
  Ratio of expenses to
   average net assets ...............................       1.00%       1.00%        0.95%       0.87%        0.60%       0.26%(5)
  Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly .........................       1.02%       1.04%        1.02%       1.02%        1.10%       1.25%(5)
  Ratio of net investment income to
   average net assets ...............................       4.97%       4.52%        4.65%       4.98%        5.29%       5.24%(5)
  Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly .....................       4.95%       4.48%        4.58%       4.83%        4.79%       4.25%(5)
Portfolio turnover ..................................         11%          2%           8%         19%          35%         42%

---------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                              Delaware Tax-Free Idaho Fund - Class B
----------------------------------------------------------------------------------------------------------------------------------
                                                        Six Months     Year     Eight Months    Year        Year       Period
                                                           Ended       Ended       Ended        Ended       Ended     3/16/95(3)
                                                         2/29/00(1)   8/31/99    8/31/98(1)  12/31/97(2)   12/31/96   to 12/31/95
                                                        (Unaudited)
Net asset value, beginning of period ................     $10.920     $11.550      $11.440     $10.890      $11.010     $10.500

Income (loss) from investment operations:
  Net investment income .............................       0.223       0.432        0.298       0.487        0.520       0.420
  Net realized and unrealized gain
   (loss) on investments ............................      (0.590)     (0.630)       0.117       0.560       (0.130)      0.590
                                                          ---------------------------------------------------------------------
  Total from investment operations ..................      (0.367)     (0.198)       0.415       1.047        0.390       1.010
                                                          ---------------------------------------------------------------------


Less dividends and distributions:
  Dividends from net
   investment income ................................      (0.223)     (0.432)      (0.300)     (0.497)      (0.510)     (0.420)
  Distributions from net realized
   gain on investments ..............................           -           -       (0.005)          -            -      (0.080)
                                                          ---------------------------------------------------------------------
  Total dividends and distributions .................      (0.223)     (0.432)      (0.305)     (0.497)      (0.510)     (0.500)
                                                          ---------------------------------------------------------------------

Net asset value, end of period ......................     $10.330     $10.920      $11.550     $11.440      $10.890     $11.010
                                                          =====================================================================

Total return(4) .....................................      (3.37%)     (1.82%)       3.68%       9.87%        3.75%       9.86%

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted) ....................................      $9,656     $10,199       $7,474      $6,827       $4,945      $1,977
  Ratio of expenses to
   average net assets ...............................       1.75%       1.75%        1.70%       1.46%        1.11%       0.79%(5)
  Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly .........................       1.77%       1.79%        1.77%       1.61%        1.85%       1.90%(5)
  Ratio of net investment income to
   average net assets ...............................       4.22%       3.77%        3.90%       4.39%        4.78%       4.68%(5)
  Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly .....................       4.20%       3.73%        3.83%       4.24%        4.04%       3.57%(5)
Portfolio turnover ..................................         11%          2%           8%         19%          35%         42%

-------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                              Delaware Tax-Free Idaho Fund - Class C
----------------------------------------------------------------------------------------------------------------------------------
                                                        Six Months     Year     Eight Months    Year        Year       Period
                                                           Ended       Ended       Ended        Ended       Ended     1/11/95(3)
                                                         2/29/00(1)   8/31/99    8/31/98(1)  12/31/97(2)   12/31/96   to 12/31/95
                                                        (Unaudited)
Net asset value, beginning of period ..................   $10.920     $11.550      $11.430     $10.900      $11.020     $10.040

Income (loss) from investment operations:
  Net investment income ...............................     0.224       0.432        0.302       0.459        0.500       0.500
  Net realized and unrealized gain
   (loss) on investments ..............................    (0.591)     (0.630)       0.123       0.549       (0.130)      1.060
                                                          ---------------------------------------------------------------------
  Total from investment operations ....................    (0.367)     (0.198)       0.425       1.008        0.370       1.560
                                                          ---------------------------------------------------------------------


Less dividends and distributions:
  Dividends from net
   investment income ..................................    (0.223)     (0.432)      (0.300)     (0.478)      (0.490)     (0.500)
  Distributions from net realized
   gain on investments ................................         -           -       (0.005)          -            -      (0.080)
                                                          ---------------------------------------------------------------------
Total dividends and distributions .....................    (0.223)     (0.432)      (0.305)     (0.478)      (0.490)     (0.580)
                                                          ---------------------------------------------------------------------

Net asset value, end of period ........................   $10.330     $10.920      $11.550     $11.430      $10.900     $11.020
                                                          =====================================================================

Total return(4) .......................................    (3.37%)     (1.82%)       3.77%       9.49%        3.48%      15.81%

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted) ......................................    $3,773      $3,411       $1,719      $1,125         $822        $789
  Ratio of expenses to
   average net assets .................................     1.75%       1.75%        1.70%       1.62%        1.33%       1.05%(5)
  Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly ...........................     1.77%       1.79%        1.77%       1.77%        1.82%       2.00%(5)
  Ratio of net investment income to
   average net assets .................................     4.22%       3.77%        3.90%       4.23%        4.57%       4.48%(5)
  Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly .......................     4.20%       3.73%        3.83%       4.08%        4.08%       3.53%(5)
Portfolio turnover ....................................       11%          2%           8%         19%          35%         42%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                       Delaware Tax-Free Iowa Fund - Class A
----------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months   Year     Eight Months    Year         Year        Year
                                                             Ended      Ended       Ended        Ended        Ended       Ended
                                                           2/29/00(1)  8/31/99     8/31/98(1)  12/31/97(2)   12/31/96    12/31/95
                                                          (Unaudited)
Net asset value, beginning of period ....................   $9.700     $10.160      $10.060      $9.620       $9.830      $8.560

Income (loss) from investment operations:
  Net investment income .................................    0.224       0.440        0.294       0.449        0.440       0.450
  Net realized and unrealized gain
   (loss) on investments ................................   (0.300)     (0.460)       0.100       0.440       (0.210)      1.290
                                                           ---------------------------------------------------------------------
  Total from investment operations ......................   (0.076)     (0.020)       0.394       0.889        0.230       1.740
                                                           ---------------------------------------------------------------------

Less dividends:
  Dividends from net
   investment income ....................................   (0.224)     (0.440)      (0.294)     (0.449)      (0.440)     (0.470)
                                                           ---------------------------------------------------------------------
  Total dividends .......................................   (0.224)     (0.440)      (0.294)     (0.449)      (0.440)     (0.470)
                                                           ---------------------------------------------------------------------

Net asset value, end of period ..........................   $9.400      $9.700      $10.160     $10.060       $9.620      $9.830
                                                           =====================================================================

Total return(3) .........................................   (0.77%)     (0.26%)       3.98%       9.49%        2.56%      20.80%

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted) ........................................  $35,546     $37,807      $39,345     $38,343      $40,037     $42,374
  Ratio of expenses to
   average net assets ...................................    1.00%       1.00%        0.96%       0.91%        0.92%       0.72%
  Ratio of expenses to average net assets
   prior to expense limitation
   and expenses paid indirectly .........................    1.17%       1.08%        1.06%       0.97%        1.06%       1.06%
  Ratio of net investment income to
   average net assets ...................................    4.73%       4.36%        4.38%       4.62%        4.68%       4.88%
  Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly .........................    4.56%       4.28%        4.28%       4.56%        4.54%       4.54%
Portfolio turnover ......................................       0%          2%          13%         14%          14%         21%

-------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Tax-Free Iowa Fund - Class B
----------------------------------------------------------------------------------------------------------------------------------
                                                        Six Months     Year     Eight Months    Year         Year      Period
                                                           Ended       Ended       Ended        Ended        Ended    3/24/95(3)
                                                        2/29/00(1)    8/31/99     8/31/98(1)  12/31/97(2)   12/31/96  to 12/31/95
                                                       (Unaudited)
Net asset value, beginning of period .................     $9.700     $10.160      $10.060      $9.610       $9.830      $9.180

Income (loss) from investment operations:
  Net investment income ..............................      0.188       0.363        0.243       0.366        0.380       0.310
  Net realized and unrealized gain
   (loss) on investments .............................     (0.300)     (0.460)       0.100       0.457       (0.220)      0.640
                                                          ---------------------------------------------------------------------
  Total from investment operations ...................     (0.112)     (0.097)       0.343       0.823        0.160       0.950
                                                          ---------------------------------------------------------------------

Less dividends:
  Dividends from net
   investment income .................................     (0.188)     (0.363)      (0.243)     (0.373)      (0.380)     (0.300)
                                                          ---------------------------------------------------------------------
Total dividends ......................................     (0.188)     (0.363)      (0.243)     (0.373)      (0.380)     (0.300)
                                                          ---------------------------------------------------------------------

Net asset value, end of period .......................     $9.400      $9.700      $10.160     $10.060       $9.610      $9.830
                                                          =====================================================================

Total return(4) ......................................     (1.15%)     (1.03%)       3.46%       8.75%        1.76%      10.62%

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted) .....................................     $4,261      $4,600       $3,910      $2,910       $1,645        $819
  Ratio of expenses to average
   net assets ........................................      1.75%       1.75%        1.71%       1.67%        1.61%       1.28%(5)
  Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly ..........................      1.92%       1.83%        1.81%       1.73%        1.81%       1.65%(5)
  Ratio of net investment income to
   average net assets ................................      3.98%       3.61%        3.63%       3.86%        3.97%       4.06%(5)
  Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly ......................      3.81%       3.53%        3.53%       3.80%        3.77%       3.69%(5)
Portfolio turnover ...................................         0%          2%          13%         14%          14%         21%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free Iowa Fund - Class C
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months    Year     Eight Months    Year         Year       Period
                                                            Ended       Ended       Ended        Ended        Ended      1/4/95(3)
                                                          2/29/00(1)   8/31/99    8/31/98(1)  12/31/97(2)    12/31/96   to 12/31/95
                                                         (Unaudited)
Net asset value, beginning of period ...................    $9.700     $10.160      $10.060      $9.610       $9.830      $8.550

Income (loss) from investment operations:
  Net investment income ................................     0.188       0.363        0.243       0.360        0.360       0.370
  Net realized and unrealized gain
   (loss) on investments ...............................    (0.300)     (0.460)       0.100       0.456       (0.220)      1.280
                                                            --------------------------------------------------------------------
  Total from investment operations .....................    (0.112)     (0.097)       0.343       0.816        0.140       1.650
                                                            --------------------------------------------------------------------

Less dividends:
  Dividends from net investment
   income ..............................................    (0.188)     (0.363)      (0.243)     (0.366)      (0.360)     (0.370)
                                                            --------------------------------------------------------------------
Total dividends ........................................    (0.188)     (0.363)      (0.243)     (0.366)      (0.360)     (0.370)
                                                            --------------------------------------------------------------------

Net asset value, end of period .........................    $9.400      $9.700      $10.160     $10.060       $9.610      $9.830
                                                            ====================================================================

Total return(4) ........................................    (1.14%)     (1.03%)       3.46%       8.68%        1.56%      19.66%

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted) .......................................    $1,167      $1,296       $1,225        $871         $670        $462
  Ratio of expenses to average
   net assets ..........................................     1.75%       1.75%        1.71%       1.74%        1.75%       1.61%(5)
  Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly ............................     1.92%       1.83%        1.81%       1.80%        1.81%       1.72%(5)
  Ratio of net investment income to
   average net assets ..................................     3.98%       3.61%        3.63%       3.79%        3.82%       3.74%(5)
  Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly ........................     3.81%       3.53%        3.53%       3.73%        3.76%       3.63%(5)
Portfolio turnover .....................................        0%          2%          13%         14%          14%         21%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Tax-Free Kansas Fund - Class A
---------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months    Year      Eight Months   Year        Year        Year
                                                            Ended       Ended        Ended       Ended       Ended       Ended
                                                          2/29/00(1)   8/31/99     8/31/98(1)  12/31/97(2)  12/31/96    12/31/95
                                                         (Unaudited)
Net asset value, beginning of period ....................  $10.640     $11.160      $11.060     $10.560      $10.730     $ 9.500

Income (loss) from investment
  operations:
  Net investment income .................................    0.270       0.538        0.351       0.526        0.520       0.560
  Net realized and unrealized gain
   (loss) on investments ................................   (0.430)     (0.491)       0.100       0.506       (0.170)      1.220
                                                           ---------------------------------------------------------------------
  Total from investment operations ......................   (0.160)      0.047        0.451       1.032        0.350       1.780
                                                           ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net
   investment income ....................................   (0.270)     (0.534)      (0.351)     (0.532)      (0.520)     (0.550)
  Distributions from net realized
   gain on investments ..................................        -      (0.033)           -           -            -           -
                                                           ---------------------------------------------------------------------
  Total dividends and distributions .....................   (0.270)     (0.567)      (0.351)     (0.532)      (0.520)     (0.550)
                                                           ---------------------------------------------------------------------

Net asset value, end of period ..........................  $10.210     $10.640      $11.160     $11.060      $10.560     $10.730
                                                           =====================================================================

Total return(3) .........................................   (1.50%)      0.35%        4.14%      10.06%        3.43%      19.13%

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted) ........................................  $10,158     $11,498      $12,548     $10,663      $10,176     $10,677
  Ratio of expenses to average
   net assets ...........................................    1.01%       0.98%        0.89%       0.84%        0.83%       0.37%
  Ratio of expenses to average net
   assets prior to expense limitation
   and expenses paid indirectly .........................    1.24%       1.06%        0.99%       1.03%        1.21%       1.11%
  Ratio of net investment income to
   average net assets ...................................    5.12%       4.86%        4.75%       4.92%        4.97%       5.32%
  Ratio of net investment income to
   average net assets prior to
   expense limitation and
   expenses paid indirectly .............................    4.89%       4.78%        4.65%       4.73%        4.59%       4.58%
  Portfolio turnover ....................................      10%         28%          40%         30%          56%         19%

-------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Tax-Free Kansas Fund - Class B
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months    Year     Eight Months    Year        Year        Period
                                                            Ended       Ended       Ended        Ended       Ended      4/8/95(3)
                                                          2/29/00(1)   8/31/99    8/31/98(1)  12/31/97(2)   12/31/96   to 12/31/95
                                                         (Unaudited)
Net asset value, beginning of period ...................   $10.650     $11.180      $11.080     $10.570      $10.740     $10.190

Income (loss) from investment operations:
  Net investment income ................................     0.231       0.455        0.296       0.440        0.450       0.340
  Net realized and unrealized gain
   (loss) on investments .............................      (0.420)     (0.501)       0.099       0.516       (0.170)      0.540
                                                           ---------------------------------------------------------------------
  Total from investment operations .....................    (0.189)     (0.046)       0.395       0.956        0.280       0.880
                                                           ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net
   investment income ...................................    (0.231)     (0.451)      (0.295)     (0.446)      (0.450)     (0.330)
  Distributions from net realized gain
   on investments ......................................         -      (0.033)           -           -            -           -
                                                           ---------------------------------------------------------------------
  Total dividends and distributions ....................    (0.231)     (0.484)      (0.295)     (0.446)      (0.450)     (0.330)
                                                           ---------------------------------------------------------------------

Net asset value, end of period .........................   $10.230     $10.650      $11.180     $11.080      $10.570     $10.740
                                                           =====================================================================

Total return(4).........................................    (1.78%)     (0.49%)       3.62%       9.28%        2.69%       8.76%

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted) .......................................    $4,097      $4,910       $3,694      $3,452       $2,402        $677
  Ratio of expenses to average
   net assets ..........................................     1.76%       1.73%        1.64%       1.61%        1.61%       0.94%(5)
  Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly ............................     1.99%       1.81%        1.74%       1.80%        2.00%       1.68%(5)
  Ratio of net investment income to
   average net assets ..................................     4.37%       4.11%        4.00%       4.15%        4.16%       4.63%(5)
  Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly ........................     4.14%       4.03%        3.90%       3.96%        3.77%       3.89%(5)
  Portfolio turnover ...................................       10%         28%          40%         30%          56%         19%

-----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Tax-Free Kansas Fund - Class C
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months    Year     Eight Months    Year        Year        Period
                                                            Ended       Ended       Ended        Ended       Ended      4/12/95(3)
                                                          2/29/00(1)   8/31/99    8/31/98(1)  12/31/97(2)   12/31/96   to 12/31/95
                                                         (Unaudited)
Net asset value, beginning of period ....................  $10.640     $11.160      $11.050     $10.550      $10.720     $10.200
Income (loss) from investment operations:
  Net investment income .................................    0.231       0.453        0.296       0.439        0.430       0.320
  Net realized and unrealized gain
   (loss) on investments ................................   (0.430)     (0.490)       0.110       0.504       (0.170)      0.510
                                                           ---------------------------------------------------------------------
  Total from investment operations ......................   (0.199)     (0.037)       0.406       0.943        0.260       0.830
                                                           ---------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net
   investment income ....................................   (0.231)     (0.450)      (0.296)     (0.443)      (0.430)     (0.310)
  Distributions from net realized gain
   on investments .......................................        -      (0.033)           -           -            -           -
                                                           ---------------------------------------------------------------------
  Total dividends and distributions .....................   (0.231)     (0.483)      (0.296)     (0.443)      (0.430)     (0.310)
                                                           ---------------------------------------------------------------------

Net asset value, end of period ..........................  $10.210     $10.640      $11.160     $11.050      $10.550     $10.720
                                                           =====================================================================

Total return(4) .........................................   (1.87%)     (0.40%)       3.72%       9.17%        2.52%       8.29%

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted) ........................................     $235        $458         $127        $108          $90         $40
  Ratio of expenses to average
   net assets ...........................................    1.76%       1.72%        1.64%       1.64%        1.77%       1.27%(5)
  Ratio of expenses to average net
   assets prior to expense limitation
   and expenses paid indirectly .........................    1.99%       1.80%        1.74%       1.83%        2.00%       1.79%(5)
  Ratio of net investment income to
   average net assets ...................................    4.37%       4.11%        4.00%       4.12%        4.02%       4.21%(5)
  Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly .........................    4.14%       4.03%        3.90%       3.93%        3.79%       3.69%(5)
  Portfolio turnover ....................................      10%         26%          40%         30%          56%         19%

-----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.

Selected data for each share of the Fund outstanding
throughout each period were as follows:                             Delaware Tax-Free Missouri Insured Fund - Class A
---------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months    Year      Eight Months   Year        Year        Year
                                                            Ended       Ended        Ended       Ended       Ended       Ended
                                                          2/29/00(1)   8/31/99     8/31/98(1)  12/31/97(2)  12/31/96    12/31/95
                                                         (Unaudited)
Net asset value, beginning of period ...................   $10.340     $10.870      $10.810     $10.370      $10.540      $9.270

Income (loss) from investment
   operations:
  Net investment income ................................     0.247       0.498        0.333       0.504        0.520       0.520
  Net realized and unrealized gain
  (loss) on investments ................................    (0.320)     (0.530)       0.060       0.446       (0.180)      1.290
                                                           ---------------------------------------------------------------------
  Total from investment operations .....................    (0.073)     (0.032)       0.393       0.950        0.340       1.810
                                                           ---------------------------------------------------------------------

Less dividends:
  Dividends from net
   investment income ...................................    (0.247)     (0.498)      (0.333)     (0.510)      (0.510)     (0.540)
                                                           ---------------------------------------------------------------------
  Total dividends ......................................    (0.247)     (0.498)      (0.333)     (0.510)      (0.510)     (0.540)
                                                           ---------------------------------------------------------------------

Net asset value, end of period .........................   $10.020     $10.340      $10.870     $10.810      $10.370     $10.540
                                                           =====================================================================

Total return(3) ........................................    (0.71%)     (0.38%)       3.70%       9.43%        3.41%      19.96%

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted) .......................................   $39,514     $42,337      $46,939     $48,565      $49,301     $50,211
  Ratio of expenses to average
   net assets ..........................................     1.04%       0.97%        0.92%       0.91%        0.71%       0.50%
  Ratio of expenses to average net
   assets prior to expense limitation
   and expenses paid indirectly ........................     1.04%       1.02%        1.02%       0.93%        1.03%       1.07%
  Ratio of net investment income to
   average net assets ..................................     4.88%       4.62%        4.64%       4.81%        5.05%       5.25%
  Ratio of net investment income to
   average net assets prior to
   expense limitation and
   expenses paid indirectly ............................     4.88%       4.57%        4.54%       4.79%        4.73%       4.68%
  Portfolio turnover ...................................        0%          7%          18%         12%          28%         31%

-------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                             Delaware Tax-Free Missouri Insured Fund - Class B
---------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months    Year      Eight Months   Year        Year        Year
                                                            Ended       Ended        Ended       Ended       Ended       Ended
                                                          2/29/00(1)   8/31/99     8/31/98(1)  12/31/97(2)  12/31/96    12/31/95
                                                         (Unaudited)
Net asset value, beginning of period ....................  $10.340     $10.870      $10.810     $10.370      $10.540      $9.270

Income (loss) from investment
   operations:
  Net investment income .................................    0.209       0.416        0.279       0.425        0.460       0.480
  Net realized and unrealized gain
   (loss) on investments ................................   (0.320)     (0.530)       0.060       0.451       (0.180)      1.280
                                                           ---------------------------------------------------------------------
  Total from investment operations ......................   (0.111)     (0.114)       0.339       0.876        0.280       1.760
                                                           ---------------------------------------------------------------------

Less dividends:
  Dividends from net
   investment income ....................................   (0.209)     (0.416)      (0.279)     (0.436)      (0.450)     (0.490)
                                                           ---------------------------------------------------------------------
  Total dividends .......................................   (0.209)     (0.416)      (0.279)     (0.436)      (0.450)     (0.490)
                                                           ---------------------------------------------------------------------

Net asset value, end of period ..........................  $10.020     $10.340      $10.870     $10.810      $10.370     $10.540
                                                           =====================================================================

Total return(3) .........................................   (1.07%)     (1.13%)       3.19%       8.66%        2.93%      19.18%

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted) ........................................   $9,943     $10,572      $11,317     $11,507      $10,432      $6,195
  Ratio of expenses to average
   net assets ...........................................    1.79%       1.72%        1.67%       1.61%        1.29%       0.97%
  Ratio of expenses to average net
   assets prior to expense limitation
   and expenses paid indirectly .........................    1.79%       1.77%        1.77%       1.63%        1.78%       1.81%
  Ratio of net investment income
   to average net assets ................................    4.13%       3.87%        3.89%       4.11%        4.46%       4.70%
  Ratio of net investment income to
   average net assets prior to
   expense limitation and
   expenses paid indirectly .............................    4.13%       3.82%        3.79%       4.09%        3.97%       3.86%
  Portfolio turnover ....................................       0%          7%          18%         12%          28%         31%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                             Delaware Tax-Free Missouri Insured Fund - Class C
---------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months    Year      Eight Months   Year        Year        Period
                                                            Ended       Ended        Ended       Ended       Ended     11/11/95(3)
                                                          2/29/00(1)   8/31/99     8/31/98(1)  12/31/97(2)  12/31/96   to 12/31/95
                                                         (Unaudited)
Net asset value, beginning of period ...................   $10.350     $10.880      $10.810     $10.370      $10.540     $10.360

Income (loss) from investment operations:
  Net investment income ................................     0.209       0.419        0.279       0.405        0.430       0.060
  Net realized and unrealized gain
   (loss) on investments ...............................    (0.330)     (0.530)       0.070       0.455       (0.180)      0.170
                                                           ---------------------------------------------------------------------
  Total from investment operations .....................    (0.121)     (0.111)       0.349       0.860        0.250       0.230
                                                           ---------------------------------------------------------------------

Less dividends:
  Dividends from net
   investment income ...................................    (0.209)     (0.419)      (0.279)     (0.420)      (0.420)     (0.050)
                                                           ---------------------------------------------------------------------
  Total dividends ......................................    (0.209)     (0.419)      (0.279)     (0.420)      (0.420)     (0.050)
                                                           ---------------------------------------------------------------------

Net asset value, end of period .........................   $10.020     $10.350      $10.880     $10.810      $10.370     $10.540
                                                           =====================================================================

Total return(4) ........................................    (1.07%)     (1.12%)       3.28%       8.49%        2.48%       2.24%

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted) .......................................      $241        $231         $112        $225         $152         $20
  Ratio of expenses to average
   net assets ..........................................     1.79%       1.72%        1.67%       1.74%        1.62%       1.22%(5)
  Ratio of expenses to average net
   assets prior to expense limitation
   and expenses paid indirectly ........................     1.79%       1.77%        1.77%       1.76%        1.78%       1.55%(5)
  Ratio of net investment income to
   average net assets ..................................     4.13%       3.87%        3.89%       3.98%        4.10%       4.09%(5)
  Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly ........................     4.13%       3.82%        3.79%       3.96%        3.94%       3.76%(5)
  Portfolio turnover ...................................        0%          7%          18%         12%          28%         31%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5) Annualized.


                             See accompanying notes


                                                            Delaware Montana          Delaware Montana          Delaware Montana
Selected data for each share of the Fund outstanding         Municipal Bond            Municipal Bond            Municipal Bond
throughout each period were as follows:                      Fund - Class A            Fund - Class B            Fund - Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                         11/2/99(1) to 2/29/00      11/2/99(1) to 2/29/00      11/2/99(1) to 2/29/00
                                                              (Unaudited)                (Unaudited)               (Unaudited)
Net asset value, beginning of period .................           $5.500                    $5.500                     $5.500

Income (loss) from investment operations:
   Net investment income(2) ..........................            0.039                     0.030                      0.029
   Net realized and unrealized gain
      (loss) on investments ..........................           (0.012)                   (0.005)                    (0.004)
                                                                 -----------------------------------------------------------
   Total from investment operations ..................            0.027                     0.025                      0.025
                                                                 -----------------------------------------------------------

Less dividends:
   Dividends from net investment income ..............           (0.037)                   (0.035)                    (0.035)
                                                                 -----------------------------------------------------------
   Total dividends ...................................           (0.037)                   (0.035)                    (0.035)
                                                                 -----------------------------------------------------------

Net asset value, end of period .......................           $5.490                    $5.490                     $5.490
                                                                 ===========================================================

Total return(3) ......................................            0.50%                     0.45%                      0.45%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...........           $1,213                      $602                       $249
   Ratio of expenses to average net assets ...........            0.78%                     1.48%                      1.48%
   Ratio of expenses to average net
      assets prior to expense limitation
      and expenses paid indirectly ...................            1.37%                     2.07%                      2.07%
   Ratio of net investment income to
      average net assets .............................            2.51%                     1.81%                      1.81%
   Ratio of net investment income to average
      net assets prior to expense limitation
      and expenses paid indirectly ...................            1.92%                     1.22%                      1.22%
   Portfolio turnover ................................             189%                      189%                       189%

-------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average share outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Tax-Free North Dakota Fund - Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months     Year     Eight Months    Year         Year         Year
                                                               Ended      Ended         Ended      Ended        Ended        Ended
                                                            2/29/00(1)   8/31/99     8/31/98(1)  12/31/97(2)   12/31/96     12/31/95
                                                           (Unaudited)
Net asset value, beginning of period ...................      $10.820     $11.440      $11.320     $10.880      $11.000      $9.850

Income (loss) from investment operations:
   Net investment income ...............................        0.269       0.541        0.364       0.546        0.540       0.540
   Net realized and unrealized gain
      (loss) on investments ............................       (0.460)     (0.578)       0.120       0.451       (0.130)      1.180
                                                               --------------------------------------------------------------------
   Total from investment operations ....................       (0.191)     (0.037)       0.484       0.997        0.410       1.720
                                                               --------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net
      investment income ................................       (0.269)     (0.541)      (0.364)     (0.557)      (0.530)     (0.570)
   Distributions from net realized gain
      on investments ...................................           --      (0.042)          --          --           --          --
                                                               --------------------------------------------------------------------
   Total dividends and distributions ...................       (0.269)     (0.583)      (0.364)     (0.557)      (0.530)     (0.570)
                                                               --------------------------------------------------------------------

Net asset value, end of period .........................      $10.360     $10.820      $11.440     $11.320      $10.880     $11.000
                                                              =====================================================================

Total return(3) ........................................       (1.77%)     (0.41%)       4.35%       9.43%        3.89%      17.81%

Ratios and supplemental data:
   Net assets, end of period
      (000 omitted) ....................................      $23,903     $27,032      $30,496     $30,965      $33,713     $36,096
   Ratio of expenses to
      average net assets ...............................        1.03%       1.00%        1.00%       1.00%        0.88%       0.81%
   Ratio of expenses to average net
      assets prior to expense limitation
      and expenses paid indirectly .....................        1.03%       1.04%        1.15%       1.04%        1.08%       1.05%
   Ratio of net investment income to
      average net assets ...............................        5.12%       4.79%        4.82%       4.97%        5.01%       5.07%
   Ratio of net investment income to average
      net assets prior to expense limitation
      and expenses paid indirectly .....................        5.12%       4.75%        4.67%       4.93%        4.81%       4.83%
   Portfolio turnover ..................................           1%         28%          23%         41%          58%         45%

-------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Tax-Free North Dakota Fund - Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months     Year     Eight Months    Year         Year         Year
                                                               Ended      Ended         Ended      Ended        Ended        Ended
                                                            2/29/00(1)   8/31/99     8/31/98(1)  12/31/97(2)   12/31/96     12/31/95
                                                           (Unaudited)
Net asset value, beginning of period ...................      $10.820     $11.440      $11.320     $10.880      $11.000      $9.850

Income (loss) from investment operations:
   Net investment income ...............................        0.230       0.457        0.308       0.484        0.490       0.480
   Net realized and unrealized gain
      (loss) on investments ............................       (0.460)     (0.578)       0.119       0.451       (0.130)      1.180
                                                               --------------------------------------------------------------------
   Total from investment operations ....................       (0.230)     (0.121)       0.427       0.935        0.360       1.660
                                                               --------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net
      investment income ................................       (0.230)     (0.457)      (0.307)     (0.495)      (0.480)     (0.510)
   Distributions from net realized gain
      on investments ...................................           --      (0.042)          --          --           --          --
                                                               --------------------------------------------------------------------
   Total dividends and distributions ...................       (0.230)     (0.499)      (0.307)     (0.495)      (0.480)     (0.510)
                                                               --------------------------------------------------------------------

Net asset value, end of period .........................      $10.360     $10.820      $11.440     $11.320      $10.880     $11.000
                                                              =====================================================================

Total return(3) ........................................       (2.13%)     (1.14%)       3.83%       8.82%        3.39%      17.24%

Ratios and supplemental data:
   Net assets, end of period
      (000 omitted) ....................................         $987      $1,048         $980        $889         $700        $375
   Ratio of expenses to average
      net assets .......................................        1.78%       1.75%        1.75%       1.55%        1.36%       1.29%
   Ratio of expenses to average net
      assets prior to expense limitation
      and expenses paid indirectly .....................        1.78%       1.79%        1.90%       1.59%        1.83%       1.79%
   Ratio of net investment income to
      average net assets ...............................        4.37%       4.04%        4.07%       4.42%        4.52%       4.56%
   Ratio of net investment income to average
      net assets prior to expense limitation
      and expenses paid indirectly .....................        4.37%       4.00%        3.92%       4.38%        4.05%       4.06%
   Portfolio turnover ..................................           1%         28%          23%         41%          58%         45%

-------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware Tax-Free North Dakota Fund - Class C
----------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months     Year     Eight Months    Year        Year     Period From
                                                             Ended      Ended         Ended      Ended       Ended      7/29/95(3)
                                                          2/29/00(1)   8/31/99     8/31/98(1)  12/31/97(2)  12/31/96   to 12/31/95
                                                         (Unaudited)
Net asset value, beginning of period ...................    $10.810     $11.430      $11.320     $10.870     $11.000     $10.510

Income (loss) from investment operations:
   Net investment income ...............................      0.228       0.456        0.307       0.441       0.440       0.170
   Net realized and unrealized gain
      (loss) on investments ............................     (0.450)     (0.578)       0.110       0.468      (0.140)      0.500
                                                             -------------------------------------------------------------------
   Total from investment operations ....................     (0.222)     (0.122)       0.417       0.909       0.300       0.670
                                                             -------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net
      investment income ................................     (0.228)     (0.456)      (0.307)     (0.459)     (0.430)     (0.180)
   Distributions from net realized gain
      on investments ...................................         --      (0.042)          --          --          --          --
                                                             -------------------------------------------------------------------
   Total dividends and distributions ...................     (0.228)     (0.498)      (0.307)     (0.459)     (0.430)     (0.180)
                                                             -------------------------------------------------------------------

Net asset value, end of period .........................    $10.360     $10.810      $11.430     $11.320     $10.870     $11.000
                                                            ====================================================================

Total return(4) ........................................     (2.06%)     (1.15%)       3.74%       8.57%       2.81%       6.47%

Ratios and supplemental data:
   Net assets, end of period
      (000 omitted) ....................................       $315        $322          $30         $41         $40         $20
   Ratio of expenses to
      average net assets ...............................      1.78%       1.75%        1.75%       1.87%       1.75%       1.73%(5)
   Ratio of expenses to average net
      assets prior to expense limitation
      and expenses paid indirectly .....................      1.78%       1.79%        1.90%       1.91%       1.75%       1.73%(5)
   Ratio of net investment income to
      average net assets ...............................      4.37%       4.04%        4.07%       4.10%       4.06%       4.00%(5)
   Ratio of net investment income to average
      net assets prior to expense limitation
      and expenses paid indirectly .....................      4.37%       4.00%        3.92%       4.06%       4.06%       4.00%(5)
   Portfolio turnover ..................................         1%         28%          23%         41%         58%         45%

-------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3)  Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5)  Annualized.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                Delaware Tax-Free Oregon Insured Fund - Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months     Year     Eight Months    Year         Year         Year
                                                             Ended       Ended         Ended      Ended        Ended        Ended
                                                           2/29/00(1)   8/31/99     8/31/98(1)  12/31/97(2)   12/31/96     12/31/95
                                                          (Unaudited)
Net asset value, beginning of period ...................      $9.810     $10.430      $10.310      $9.870      $10.050      $8.920

Income (loss) from investment operations:
   Net investment income ...............................       0.231       0.458        0.320       0.481        0.480       0.490
   Net realized and unrealized gain
      (loss) on investments ............................      (0.350)     (0.620)       0.120       0.444       (0.180)      1.140
                                                              --------------------------------------------------------------------
   Total from investment operations ....................      (0.119)     (0.162)       0.440       0.925        0.300       1.630
                                                              --------------------------------------------------------------------

Less dividends:
   Dividends from
      net investment income ............................      (0.231)     (0.458)      (0.320)     (0.485)      (0.480)     (0.500)
                                                              --------------------------------------------------------------------
   Total dividends .....................................      (0.231)     (0.458)      (0.320)     (0.485)      (0.480)     (0.500)
                                                              --------------------------------------------------------------------

Net asset value, end of period .........................      $9.460      $9.810      $10.430     $10.310       $9.870     $10.050
                                                              ====================================================================

Total return(3) ........................................      (1.20%)     (1.67%)       4.33%       9.66%        3.15%      18.71%

Ratios and supplemental data:
   Net assets, end of period
      (000 omitted) ....................................     $22,977     $27,518      $24,336     $22,071      $20,913     $21,590
   Ratio of expenses to average
      net assets .......................................       0.85%       0.80%        0.71%       0.71%        0.71%       0.54%
   Ratio of expenses to average net
      assets prior to expense
      limitation and expenses
      paid indirectly ..................................       1.01%       1.02%        1.03%       0.94%        1.07%       1.11%
   Ratio of net investment income to
      average net assets ...............................       4.84%       4.44%        4.64%       4.83%        4.92%       5.12%
   Ratio of net investment income to
      average net assets prior to
      expense limitation and
      expenses paid indirectly .........................       4.68%       4.22%        4.32%       4.60%        4.56%       4.55%
   Portfolio turnover ..................................          0%         10%           5%          5%          40%         41%

-------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Tax-Free Oregon Insured Fund - Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months     Year     Eight Months    Year         Year         Year
                                                              Ended       Ended         Ended      Ended        Ended        Ended
                                                            2/29/00(1)   8/31/99     8/31/98(1)  12/31/97(2)   12/31/96     12/31/95
                                                           (Unaudited)
Net asset value, beginning of period ...................      $9.810     $10.430      $10.310      $9.870      $10.050      $8.920

Income (loss) from investment operations:
   Net investment income ...............................       0.196       0.381        0.268       0.422        0.430       0.440
   Net realized and unrealized gain
      (loss) on investments ............................      (0.350)     (0.620)       0.120       0.434       (0.180)      1.140
                                                              --------------------------------------------------------------------
   Total from investment operations ....................      (0.154)     (0.239)       0.388       0.856        0.250       1.580
                                                              --------------------------------------------------------------------

Less dividends:
   Dividends from
      net investment income ............................      (0.196)     (0.381)      (0.268)     (0.416)      (0.430)     (0.450)
                                                              --------------------------------------------------------------------
   Total dividends .....................................      (0.196)     (0.381)      (0.268)     (0.416)      (0.430)     (0.450)
                                                              --------------------------------------------------------------------

Net asset value, end of period .........................      $9.460      $9.810      $10.430     $10.310       $9.870     $10.050
                                                              ====================================================================

Total return(3) ........................................      (1.57%)     (2.41%)       3.82%       8.90%        2.61%      18.10%

Ratios and supplemental data:
   Net assets, end of period
      (000 omitted) ....................................      $7,617      $7,999       $6,011      $6,461       $4,758      $2,786
   Ratio of expenses to average
      net assets .......................................       1.60%       1.55%        1.46%       1.39%        1.25%       1.04%
   Ratio of expenses to average
      net assets prior to expense
      limitation and expenses paid
      indirectly .......................................       1.76%       1.77%        1.78%       1.62%        1.83%       1.86%
   Ratio of net investment income to
      average net assets ...............................       4.09%       3.69%        3.89%       4.15%        4.37%       4.57%
   Ratio of net investment income to
      average net assets prior to
      expense limitation and
      expenses paid indirectly .........................       3.93%       3.47%        3.57%       3.92%        3.79%       3.75%
   Portfolio turnover ..................................          0%         10%           5%          5%          40%         41%

-------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware Tax-Free Oregon Insured Fund - Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months     Year     Eight Months    Year         Year      Period
                                                            Ended       Ended         Ended      Ended        Ended     7/7/95(3)
                                                          2/29/00(1)   8/31/99     8/31/98(1)  12/31/97(2)   12/31/96  to 12/31/95
                                                         (Unaudited)
Net asset value, beginning of period ...................     $9.820     $10.440      $10.320      $9.880      $10.050      $9.630

Income (loss) from investment operations:
   Net investment income ...............................      0.196       0.380        0.268       0.411        0.400       0.190
   Net realized and unrealized gain
      (loss) on investments ............................     (0.350)     (0.620)       0.120       0.431       (0.170)      0.410
                                                             --------------------------------------------------------------------
   Total from investment operations ....................     (0.154)     (0.240)       0.388       0.842        0.230       0.600
                                                             --------------------------------------------------------------------

Less dividends:
   Dividends from net
      investment income ................................     (0.196)     (0.380)      (0.268)     (0.402)      (0.400)     (0.180)
                                                             --------------------------------------------------------------------
   Total dividends .....................................     (0.196)     (0.380)      (0.268)     (0.402)      (0.400)     (0.180)
                                                             --------------------------------------------------------------------

Net asset value, end of period .........................     $9.470      $9.820      $10.440     $10.320       $9.880     $10.050
                                                             ====================================================================

Total return(4) ........................................     (1.57%)     (2.41%)       3.81%       8.75%        2.38%       6.35%

Ratios and supplemental data:
   Net assets, end of period
      (000 omitted) ....................................     $1,707      $1,603         $999        $532         $360        $250
   Ratio of expenses to
      average net assets ...............................      1.60%       1.55%        1.46%       1.51%        1.55%       1.39%(5)
   Ratio of expenses to average net assets
      prior to expense limitation and
      expenses paid indirectly .........................      1.76%       1.77%        1.78%       1.74%        1.82%       1.74%(5)
   Ratio of net investment income to
      average net assets ...............................      4.09%       3.69%        3.89%       4.03%        4.03%       4.00%(5)
   Ratio of net investment income to average
      net assets prior to expense limitation
      and expenses paid indirectly .....................      3.93%       3.47%        3.57%       3.80%        3.76%       3.65%(5)
   Portfolio turnover ..................................         0%         10%           5%          5%          40%         41%

-------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3)  Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5)  Annualized.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Tax-Free Wisconsin Fund - Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months     Year     Eight Months    Year         Year        Year
                                                              Ended       Ended         Ended      Ended        Ended       Ended
                                                            2/29/00(1)   8/31/99     8/31/98(1)  12/31/97(2)   12/31/96    12/31/95
                                                           (Unaudited)
Net asset value, beginning of period ...................       $9.550     $10.080      $10.010      $9.640       $9.780      $8.740

Income (loss) from investment operations:
   Net investment income ...............................        0.229       0.452        0.304       0.466        0.460       0.480
   Net realized and unrealized gain
      (loss) on investments ............................       (0.350)     (0.530)       0.070       0.383       (0.140)      1.040
                                                               --------------------------------------------------------------------
   Total from investment operations ....................       (0.121)     (0.078)       0.374       0.849        0.320       1.520
                                                               --------------------------------------------------------------------

Less dividends:
   Dividends from net
      investment income ................................       (0.229)     (0.452)      (0.304)     (0.479)      (0.460)     (0.480)
                                                               --------------------------------------------------------------------
   Total dividends .....................................       (0.229)     (0.452)      (0.304)     (0.479)      (0.460)     (0.480)
                                                               --------------------------------------------------------------------

Net asset value, end of period .........................       $9.200      $9.550      $10.080     $10.010       $9.640      $9.780
                                                               ====================================================================

Total return(3) ........................................       (1.26%)     (0.87%)       3.80%       9.07%        3.49%      17.74%

Ratios and supplemental data:
   Net assets, end of period
      (000 omitted) ....................................      $28,945     $33,410      $34,489     $30,879      $28,292     $26,449
   Ratio of expenses to average
      net assets .......................................        1.04%       1.00%        1.00%       0.99%        0.98%       0.88%
   Ratio of expenses to average net assets
      prior to expense limitation and
      expenses paid indirectly .........................        1.17%       1.03%        1.04%       1.07%        1.09%       1.09%
   Ratio of net investment income to
      average net assets ...............................        4.94%       4.54%        4.56%       4.76%        4.90%       5.05%
   Ratio of net investment income to average
      net assets prior to expense limitation
      and expenses paid indirectly .....................        4.81%       4.51%        4.52%       4.68%        4.79%       4.84%
   Portfolio turnover ..................................           0%          6%          16%         30%          38%         12%

-------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Tax-Free Wisconsin Fund - Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months     Year     Eight Months    Year         Year      Period
                                                            Ended       Ended         Ended      Ended        Ended     4/22/95(3)
                                                          2/29/00(1)   8/31/99     8/31/98(1)  12/31/97(2)   12/31/96  to 12/31/95
                                                         (Unaudited)
Net asset value, beginning of period ...................     $9.540     $10.070      $10.000      $9.630       $9.770      $9.390

Income (loss) from investment operations:
   Net investment income ...............................      0.194       0.378        0.255       0.395        0.410       0.280
   Net realized and unrealized gain
      (loss) on investments ............................     (0.340)     (0.530)       0.070       0.382       (0.140)      0.370
                                                             --------------------------------------------------------------------
   Total from investment operations ....................     (0.146)     (0.152)       0.325       0.777        0.270       0.650
                                                             --------------------------------------------------------------------

Less dividends:
   Dividends from net
      investment income ................................     (0.194)     (0.378)      (0.255)     (0.407)      (0.410)     (0.270)
                                                             --------------------------------------------------------------------
   Total dividends .....................................     (0.194)     (0.378)      (0.255)     (0.407)      (0.410)     (0.270)
                                                             --------------------------------------------------------------------

Net asset value, end of period .........................     $9.200      $9.540      $10.070     $10.000       $9.630      $9.770
                                                             ====================================================================

Total return(4) ........................................     (1.53%)     (1.60%)       3.29%       8.27%        2.84%       7.08%

Ratios and supplemental data:
   Net assets, end of period
      (000 omitted) ....................................     $3,076      $3,206       $2,621      $1,931       $1,339        $725
   Ratio of expenses to average
      net assets .......................................      1.79%       1.75%        1.75%       1.72%        1.66%       1.45%(5)
   Ratio of expenses to average net
      assets prior to expense limitation
      and expenses paid indirectly .....................      1.92%       1.78%        1.79%       1.80%        1.85%       1.70%(5)
   Ratio of net investment income to
      average net assets ...............................      4.19%       3.79%        3.81%       4.03%        4.37%       4.31%(5)
   Ratio of net investment income to average
      net assets prior to expense limitation
      and expenses paid indirectly .....................      4.06%       3.76%        3.77%       3.95%        4.18%       4.06%(5)
   Portfolio turnover ..................................         0%          6%          16%         30%          38%         12%

-------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3)  Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5)  Annualized.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Tax-Free Wisconsin Fund - Class C
----------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months     Year     Eight Months    Year         Year      Period
                                                            Ended       Ended         Ended      Ended        Ended     3/28/95(3)
                                                          2/29/00(1)   8/31/99     8/31/98(1)  12/31/97(2)   12/31/96  to 12/31/95
                                                         (Unaudited)
Net asset value, beginning of period ...................     $9.570     $10.110      $10.030      $9.660       $9.790      $9.340

Income (loss) from investment operations:
   Net investment income ...............................      0.194       0.377        0.259       0.380        0.390       0.300
   Net realized and unrealized gain
      (loss) on investments ............................     (0.340)     (0.540)       0.075       0.390       (0.130)      0.440
                                                             --------------------------------------------------------------------
   Total from investment operations ....................     (0.146)     (0.163)       0.334       0.770        0.260       0.740
                                                             --------------------------------------------------------------------

Less dividends:
   Dividends from net
      investment income ................................     (0.194)     (0.377)      (0.254)     (0.400)      (0.390)     (0.290)
                                                             --------------------------------------------------------------------
   Total dividends .....................................     (0.194)     (0.377)      (0.254)     (0.400)      (0.390)     (0.290)
                                                             --------------------------------------------------------------------

Net asset value, end of period .........................     $9.230      $9.570      $10.110     $10.030       $9.660      $9.790
                                                             ====================================================================

Total return(4) ........................................     (1.52%)     (1.70%)       3.38%       8.16%        2.74%       8.06%

Ratios and supplemental data:
   Net assets, end of period
      (000 omitted) ....................................     $1,360      $1,509       $1,283        $689         $555         $73
   Ratio of expenses to average
      net assets .......................................      1.79%       1.75%        1.75%       1.81%        1.75%       1.77%(5)
   Ratio of expenses to average net
      assets prior to expense limitation
      and expenses paid indirectly .....................      1.92%       1.78%        1.79%       1.89%        1.83%       1.77%(5)
   Ratio of net investment income to
      average net assets ...............................      4.20%       3.79%        3.81%       3.94%        4.12%       4.04%(5)
   Ratio of net investment income to average
      net assets prior to expense limitation
      and expenses paid indirectly .....................      4.07%       3.76%        3.77%       3.86%        4.04%       4.04%(5)
   Portfolio turnover ..................................         0%          6%          16%         30%          38%         12%

-------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3)  Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5)  Annualized.


                             See accompanying notes

Notes to Financial Statements

February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------
Delaware Tax-Free Kansas Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund, are series within the Voyageur Investment Trust, which is organized as a Massachusetts Business Trust. Delaware Tax-Free Idaho Fund, Delaware Tax-Free Iowa Fund, Delaware Montana Municipal Bond Fund, and Delaware Tax-Free Wisconsin Fund, are series within the Voyageur Mutual Funds which is organized as a Delaware Business Trust, and Delaware Tax-Free North Dakota Fund, a series within the Voyageur Tax-Free Funds which is organized as a Delaware Business Trust. Each series is referred to as a "Fund" or collectively as the "Funds" and are registered as non-diversified, open-end management investment companies under the Investment Company Act of 1940 (as amended). The Funds offer three classes of shares. The A Class carries a front-end sales charge of 3.75%. The B Class carries a back-end deferred sales charge and the C Class carries a level load deferred sales charge.

The Delaware Tax-Free Idaho Fund, Delaware Tax-Free Iowa Fund, Delaware Montana Municipal Bond Fund, Delaware Tax-Free North Dakota Fund, and Delaware Tax-Free Wisconsin Fund seek high current income free from both federal and state income taxes by investing in investment grade municipal bonds. The Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund seek high current income free from both federal and state income taxes with the added safety of an insured portfolio by investing in insured municipal bonds. The Delaware Tax-Free Kansas Fund seeks high current income free from both federal and state income taxes and local intangibles tax by investing in investment grade municipal bonds.

1. Significant Accounting Policies

The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which, may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premium are amortized to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay such dividends monthly. Capital gains, if any, are distributed annually.

Certain expenses of the Funds are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The expenses paid under the above arrangement are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses for the periods ended February 29, 2000 are as follows:

"Soft Dollar" Expenses

   Delaware         Delaware       Delaware        Delaware          Delaware         Delaware         Delaware          Delaware
   Tax-Free         Tax-Free       Tax-Free        Tax-Free          Montana          Tax-Free         Tax-Free          Tax-Free
   Idaho            Iowa           Kansas          Missouri          Municipal        North Dakota     Oregon Insured    Wisconsin
   Fund             Fund           Fund            Insured Fund      Bond Fund        Fund             Fund              Fund
   --------         --------       --------        ------------      ---------        ------------     --------------    ---------
   $640             $483           $180            $586              $20              $308             $400              $405

--------------------------------------------------------------------------------
2.Investment Management and Other Transactions with Affiliates

In accordance with the terms of the Investment Management Agreement, each fund pays Delaware Management Company ("DMC"), the Investment Manager, an annual fee which is calculated daily based on the net assets of each fund.The following are the management fees as a percentage of average daily net assets for each respective fund:

                                                     On the first       On the next       On the next     In excess of
                                                     $500 million      $500 million      $1.5 billion     $2.5 billion
                                                     ------------      ------------      ------------     ------------
Delaware Tax-Free Idaho Fund .....................        0.55%            0.50%             0.45%            0.425%
Delaware Tax-Free Iowa Fund ......................        0.55%            0.50%             0.45%            0.425%
Delaware Tax-Free Kansas Fund ....................        0.55%            0.50%             0.45%            0.425%
Delaware Tax-Free Missouri Insured Fund ..........        0.50%            0.475%            0.45%            0.425%
Delaware Montana Municipal Bond Fund .............        0.55%            0.50%             0.45%            0.425%
Delaware Tax-Free North Dakota Fund ..............        0.55%            0.50%             0.45%            0.425%
Delaware Tax-Free Oregon Insured Fund ............        0.50%            0.475%            0.45%            0.425%
Delaware Tax-Free Wisconsin Fund .................        0.55%            0.50%             0.45%            0.425%


DMC has elected to waive its fee and reimburse each Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses exceed the following percentages of average daily net assets through October 31, 2000.

The waiver rates and total expenses absorbed by DMC for the periods ended February 29, 2000 are as follows:

                                                       Operating expense
                                                 limitation as a percentage          Expenses
                                                     of average daily                absorbed
                                                   net assets (per annum)             by DMC
                                                   ----------------------             ------
Delaware Tax-Free Idaho Fund .....................         0.75%                      $5,498
Delaware Tax-Free Iowa Fund ......................         0.75%                      35,047
Delaware Tax-Free Kansas Fund ....................         0.75%                      18,019
Delaware Tax-Free Missouri Insured Fund ..........           N/A                           -
Delaware Montana Municipal Bond Fund .............         0.75%                       3,325
Delaware Tax-Free North Dakota Fund ..............           N/A                           -
Delaware Tax-Free Oregon Insured Fund ............         0.60%                      27,591
Delaware Tax-Free Wisconsin Fund .................         0.75%                      22,287


The Funds have engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Funds pay DSC a monthly fee based on number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On February 29, 2000, the Funds had liabilities payable to affiliates as follows:

                                                                            Dividend disbursing,
                                                       Investment       Transfer agent, accounting      Other expenses
                                                     management fees     fees and other expenses        payable to DMC
                                                      payable to DMC          payable to DSC            and affiliates
                                                      --------------    --------------------------      --------------
Delaware Tax-Free Idaho Fund .....................              -                $6,223                      $1,199
Delaware Tax-Free Iowa Fund ......................         $4,065                 5,568                       1,338
Delaware Tax-Free Kansas Fund ....................              -                 2,105                         554
Delaware Tax-Free Missouri Insured Fund ..........         26,164                 6,448                       1,626
Delaware Montana Municipal Bond Fund .............              -                   225                       1,201
Delaware Tax-Free North Dakota Fund ..............         11,085                 4,185                         547
Delaware Tax-Free Oregon Insured Fund ............          8,681                 3,973                       1,105
Delaware Tax-Free Wisconsin Fund .................         12,419                 4,177                       1,102

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates (continued) Pursuant to the Distribution Agreement, each Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes.

For the periods ended February 29, 2000, commissions earned by DDLP on sales of each Fund's A Class shares were as follows:

Delaware Tax-Free Idaho Fund ..........................................   $4,958
Delaware Tax-Free Iowa Fund ...........................................    4,650
Delaware Tax-Free Kansas Fund .........................................    2,415
Delaware Tax-Free Missouri Insured Fund ...............................   20,370
Delaware Montana Municipal Bond Fund ..................................       29
Delaware Tax-Free North Dakota Fund ...................................      283
Delaware Tax-Free Oregon Insured Fund .................................    2,654
Delaware Tax-Free Wisconsin Fund ......................................    3,579

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Funds. These officers, trustees and employees are paid no compensation by the Funds.


3. Investments

During the periods ended February 29, 2000, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                   Delaware          Delaware    Delaware      Delaware      Delaware      Delaware       Delaware          Delaware
                   Tax-Free          Tax-Free    Tax-Free      Tax-Free      Montana       Tax-Free        Tax-Free         Tax-Free
                    Idaho              Iowa       Kansas       Missouri     Municipal    North Dakota   Oregon Insured     Wisconsin
                    Fund               Fund        Fund      Insured Fund    Bond Fund        Fund           Fund             Fund
                   --------          --------    --------   ------------   ----------    ------------   ---------------    ---------
Purchases ..... $2,945,070                  -     $724,267            -    $2,630,844      $191,515                 -              -
Sales .........  4,466,182         $1,923,340    1,530,244   $1,816,414       800,000     1,628,314        $1,926,221     $4,569,008


At February 29, 2000, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                   Delaware          Delaware    Delaware     Delaware      Delaware       Delaware       Delaware         Delaware
                   Tax-Free          Tax-Free    Tax-Free     Tax-Free       Montana       Tax-Free        Tax-Free        Tax-Free
                    Idaho             Iowa        Kansas      Missouri      Municipal    North Dakota   Oregon Insured    Wisconsin
                    Fund              Fund         Fund     Insured Fund    Bond Fund        Fund            Fund            Fund
                   --------          --------    --------   ------------   ----------    ------------   ---------------    ---------
Cost of
Investments ...$52,502,761        $40,594,231  $14,602,921  $48,634,829    $1,831,002     $25,518,528     $32,832,607   $33,407,428

Aggregate
Unrealized
Appreciation ..    363,321            806,503      293,609      980,513           811         322,265         711,651       622,966

Aggregate
Unrealized
Depreciation .. (3,313,127)          (908,034)    (503,439)    (676,402)       (6,875)       (868,280)     (1,547,916)   (1,158,754)

Net Unrealized
Appreciation
(Depreciation). (2,949,806)          (101,531)    (209,830)     304,111        (6,064)       (546,015)       (836,265)     (535,788)

--------------------------------------------------------------------------------
3. Investments (continued)

For federal income tax purposes, each Fund had accumulated capital losses at February 29, 2000 as follows:

                                                    Delaware   Delaware      Delaware        Delaware       Delaware
                                                     Tax-Free  Tax-Free      Tax-Free       Tax-Free        Tax-Free
                                                       Idaho     Iowa        Missouri     Oregon Insured   Wisconsin
                                                       Fund      Fund      Insured Fund       Fund            Fund
                                                       ----      ----      ------------       ----            ----

Year of expiration 2001                                   -      $950,762            -           -            -

Year of expiration 2002                                   -        18,853            -      $215,801       $128,938

Year of expiration 2003                                   -       368,235     $209,612       158,365         64,926

Year of Expiration 2004                                   -       168,308      525,264       218,468        229,647

Year of expiration 2005                                   -       117,934            -             -              -

Year of expiration 2006                             $44,632             -            -             -              -

Year of Expiration 2007                                   -             -            -             -         53,540
                                                    -------    ----------     --------      --------       --------

Total                                               $44,632    $1,624,092     $734,876      $592,634       $477,051
                                                    =======    ==========     ========      ========       ========



4. Capital Shares

Transactions in capital shares were as follows:

                                           Delaware                Delaware                  Delaware               Delaware
                                           Tax-Free                Tax-Free                  Tax-Free           Tax-Free Missouri
                                          Idaho Fund               Iowa Fund                Kansas Fund            Insured Fund
                                    --------------------     ---------------------    --------------------    ---------------------
                                    Six Months     Year      Six Months     Year      Six Months      Year    Six Months     Year
                                      Ended       Ended        Ended        Ended       Ended        Ended       Ended       Ended
                                     2/29/00     8/31/99      2/29/00      8/31/99      2/29/00     8/31/99    2/29/00      8/31/99
                                   (Unaudited)               (Unaudited)              (Unaudited)            (Unaudited)

Shares sold:
   A Class .......................   310,748     859,702      122,626     341,908       52,627     213,539      117,482     149,789
   B Class .......................    66,434     366,423       28,162     134,546       18,658     172,332       25,963      47,604
   C Class .......................    95,335     198,983        6,670      54,506        7,191      32,553        5,916      15,875

Shares issued upon reinvestment
of distributions from net
investment income and net
realized gain on investments:
   A Class .......................    68,423     114,940       56,004     106,955       13,922      28,696       48,484      98,821
   B Class .......................    13,913      19,655        6,197      10,686        7,099      11,924       12,426      23,890
   C Class .......................     5,745       6,278        1,843       3,179          680         564          292         404
                                     -------   ---------      -------     -------      -------     -------      -------     -------
                                     560,598   1,565,981      221,502     651,780      100,177     459,608      210,563     336,383

Shares repurchased:
   A Class .......................  (842,871)   (370,113)    (293,250)   (423,067)    (153,008)   (285,048)    (317,594)   (471,038)
   B Class .......................   (79,300)    (99,593)     (55,320)    (55,825)     (86,190)    (53,746)     (68,693)    (89,897)
   C Class .......................   (48,144)    (41,822)     (19,303)    (44,536)     (27,970)     (1,377)      (4,510)     (4,175)
                                     -------   ---------      -------     -------      -------     -------      -------     -------
                                    (970,315)   (511,528)    (367,873)   (523,428)    (267,168)   (340,171)    (390,797)   (565,110)
                                     -------   ---------      -------     -------      -------     -------      -------     -------
Net increase (decrease) ..........  (409,717)  1,054,453     (146,371)    128,352     (166,991)    119,437     (180,234)   (228,727)
                                     =======   =========      =======     =======      =======     =======      =======     =======

--------------------------------------------------------------------------------
4. Capital Shares (continued)

Transactions in capital shares were as follows:

                                            Delaware Tax-Free             Delaware             Delaware                Delaware
                                               North Dakota            Tax-Free Oregon          Tax-Free           Montana Municipal
                                                   Fund                 Insured Fund          Wisconsin Fund            Bond Fund
                                            -----------------       -------------------    ---------------------   -----------------
                                           Six Months     Year      Six Months     Year      Six Months     Year          11/2/99*
                                             Ended       Ended         Ended      Ended         Ended       Ended            to
                                            2/29/00     8/31/99       2/29/00    8/31/99       2/29/00    8/31/99         2/29/00
                                          (Unaudited)               (Unaudited)              (Unaudited)                (Unaudited)

Shares sold:
   A Class ............................      15,530     127,381       76,609     697,470      106,238     488,062          219,946
   B Class ............................       7,712      18,412       47,445     268,258       25,262     114,881          109,283
   C Class ............................           6      26,760       50,152      69,203        1,259      55,257           45,243

Shares issued upon reinvestment
of distributions from net
investment income and net
realized gain on investments:
   A Class ............................      37,957      80,736       38,712      71,190       49,973      90,957            1,087
   B Class ............................       1,181       2,356        8,452      13,777        4,109       6,775              488
   C Class ............................         655         521        2,681       3,828        2,791       4,896              119
                                            -------     -------    ---------     -------      -------     -------          -------
                                             63,041     256,166      224,051   1,123,726      189,632     760,828          376,166

Shares repurchased:
   A Class ............................    (246,245)   (375,693)    (493,174)   (295,662)    (510,835)   (500,517)               -
   B Class ............................     (10,594)     (9,548)     (66,596)    (42,818)     (30,905)    (45,854)               -
   C Class ............................           -        (131)     (35,909)     (5,433)     (14,311)    (29,398)               -
                                            -------     -------    ---------     -------      -------     -------          -------
                                           (256,839)   (385,372)    (595,679)   (343,913)    (556,051)   (575,769)               -
                                            -------     -------    ---------     -------      -------     -------          -------
Net increase (decrease) ...............    (193,798)   (129,206)    (371,628)    779,813     (366,419)   (185,059)         376,166
                                            =======     =======    =========     =======      =======     =======          =======



*Commencement of operations.


5. Lines of Credit

Effective October 8, 1999, the Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. Prior to October 8, 1999 the Funds had a committed line of credit for the following amounts:

   Delaware           Delaware            Delaware            Delaware        Delaware         Delaware         Delaware
   Tax-Free           Tax-Free            Tax-Free             Tax-Free        Tax-Free        Tax-Free          Tax-Free
     Idaho              Iowa              Kansas              Missouri       North Dakota    Oregon Insured     Wisconsin
     Fund               Fund                Fund            Insured Fund        Fund            Fund              Fund
   ----------       ----------            --------           ----------      ----------      ----------        ----------
   $2,100,000       $2,100,000            $700,000           $3,000,000      $1,600,000      $1,500,000        $1,700,000


No amounts were outstanding at February 29, 2000, or at any time during the fiscal year for any Fund.

6. Credit And Market Risk

The Funds concentrate their investments in securities mainly issued by each specific states' municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia o London


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware Tax-Free Idaho Fund, Delaware Tax-Free Iowa Fund, Delaware Tax-Free Kansas Fund, Delaware Tax-Free Missouri Insured Fund, Delaware Montana Municipal Bond Fund, Delaware Tax-Free North Dakota Fund, Delaware Tax-Free Oregon Insured Fund and Delaware Tax-Free Wisconsin Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for these Funds and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES

Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Horsham, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN



Charles E. Peck
Retired
Fredericksburg, VA

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


AFFILIATED OFFICERS

Charles E. Haldeman, Jr.
President and Chief Executive Officer
Delaware Management Holdings, Inc
Philadelphia, PA

Richard J. Flannery
Executive Vice President and
General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA


Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, PA

1818 Market Street
Philadelphia, PA 19103-3682


(2902)                                         Printed in the USA
SA-CORN [2/00]PP 4/00                                      (J5755)